UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08234

TIFF Investment Program
(Exact name of Registrant as specified in charter)

170 N. Radnor Chester Road, Suite 300 Radnor, PA	19087
(Address of chief executive offices)	(Zip code)

Clarence Kane Brenan

President and Chief Executive Officer

TIFF Investment Program

170 N. Radnor Chester Road, Suite 300

Radnor, PA 19087

with a copy to:

Kristin H. Ives, Esq.

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

(Name and address of agent for service)

Registrant’s telephone number, including area code:	610.684.8000

Date of fiscal year end:	12/31/2023

Date of reporting period:	01/01/2023 – 12/31/2023

Item 1. Reports to Stockholders.

TIFF Investment Program
2023 Annual Report	December 31, 2023
About TIFF
TIFF Advisory Services, LLC (“TAS”), an employee-owned Public Benefit Limited Liability Company (LLC), is a leading asset management firm dedicated to delivering comprehensive outsourced CIO (OCIO) and private markets solutions to primarily endowments, foundations, and other charitable organizations. Our primary objective is to enhance investment returns for our members while also optimizing their costs and reducing their administrative burden.
TIFF Mutual Fund
TIFF Investment Program (TIP) consists of one mutual fund, TIFF Multi-Asset Fund (MAF), a no-load mutual fund available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations meeting specified accreditation requirements. TAS serves as the investment advisor to MAF. MAF operates primarily on a multi-manager basis, and TAS has responsibility for the time-intensive task of selecting money managers and other vendors for MAF, as well as the all-important task of asset allocation.
Financial Statements
TIP is pleased to provide this Annual Report for the year ended December 31, 2023.
For Further Information
As always, we welcome the opportunity to discuss any aspect of TAS services as well as answer any questions about these financial statements. For further information about TIP, please call us at 610-684-8200 or visit www.tiff.org.
February 23, 2024

Copyright © 2023 • All rights reserved • This report is intended for institutional investors only and may not be reproduced or distributed without written permission from TIFF.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2023
Portfolio Management Review (Unaudited)
TIFF Multi-Asset Fund (“MAF” or the “Fund”) ended 2023 with an asset allocation of approximately 68% Equity-Oriented Assets, 18% Diversifying Strategies (primarily hedge funds), and 13% shorter-term Fixed Income (including cash). Modest changes to the Fund’s manager roster during the year, its slight allocation tilt in favor of Equity-Oriented Assets, a reduction of our China weight to benchmark, a move toward normal weightings to other geographies and an increase of our fixed income duration to 4.31 years were all part of MAF’s efforts to control portfolio volatility as it seeks to achieve its performance objective of exceeding CPI + 5% per annum over a majority of market cycles, net of expenses.
Performance Review
MAF returned 16.51% in calendar year 2023. This result outperformed the Fund’s performance objective of CPI + 5%, which returned 8.51% in 2023, due to a year of very strong equity markets around the world and mid-single-digit fixed income returns compared with a more modest inflation result in 2023. 2023 results were a nice bounce back from last year’s difficult period. MAF’s results lagged the Fund’s Strategic Asset Allocation (the “MAF SAA”)*, which gained 16.91% for the year but beat the passive 65/35 mix (65% MSCI All Country World Index/35% Bloomberg US Aggregate Bond Index), which rose 16.21%. MAF’s performance resulted in part from positive relative-to-benchmark performance by some of the Fund’s equity and hedge fund managers, partially offset by some underperforming portfolio construction tilts designed to protect the portfolio from risks that did not materialize. For complete, annualized performance data please see the table on page 4.
2023 was a very good year for global equities with the MSCI All Country World Index gaining 22.2% including dividends. While the year began with many investors expecting a recession, it never came. Stocks were able to begin anticipating higher earnings growth, helping boost prices during the year. Near year end, the US central bank suggested their inflation battle may be coming to an end and that rates may not need to rise any further. This gave markets a big boost over the final two months and turned a middling year into a very strong year, with global stocks gaining 14.48% and the Bloomberg US Aggregate Bond Index +8.53%, respectively, in the last two months of the year. Return correlations between stocks and bonds remained positively correlated.
On the stock side, the Magnificent 7 (AAPL, AMZN, GOOG, META, MSFT, NVDA, and TSLA) collectively rose over 100% and coupled with their large index weights provided outsized contribution to overall equity index returns. The closer an investor was to this narrow group of stocks, the better their portfolio did. US growth stocks rose 42.68%, the S&P 500 Index rose 26.29%, and global stocks (as represented by the MSCI ACWI) rose 22.2%. When this happens, it tends to represent a headwind for active managers who are typically searching for alpha in less-common names. Accordingly, fewer equity managers tend to outperform. We were relatively fortunate this year with our roster generating 21.48% return vs the benchmark return (global stocks) of 22.2%. Except for our overweight to Chinese equities, we would have outperformed the benchmark. We decided to reduce our exposure to China. After several team members spent weeks in China throughout Q3 and Q4, we felt the ongoing recessionary conditions and political uncertainty were not likely to abate in the near term, and we adjusted accordingly. Elsewhere, our more growth exposed managers benefitted from the outperformance of the technology sector and growth stocks in general (US growth +42.68% vs US value +11.46%), and our value managers also outperformed benchmarks. In addition to trimming our China managers, we decided to reallocate away from fundamental Japanese equity and towards Japanese passive as we continue to research our options in that market. We also added US small cap manager Greenhouse Funds LLLP.
Within fixed income, we became more bullish on risk/return prospects as yields continued to rise over the course of the first three quarters of the year. We extended the duration of our US Treasury portfolio from about 2.40 years at the end of 2022 to 4.31 years at the end of 2023. This duration compares to our benchmark’s duration of 6.31 years. Our shorter-duration bond portfolio protected capital well over the first 10 months, but underperformed in the last two months as the Fed hinted that they may be done hiking and interest rates dutifully fell back toward 4% (from a 5% peak on the 10-year Treasury note). Protecting capital early in the year was far more important than the modest giveback at year end, as fixed income was an inferior investment option versus both stocks and hedge funds in 2023.
Within hedge funds, our equity long/short managers and our carbon credit manager produced strong results that led aggregate hedge fund performance into double digits. Our fixed income-oriented returns were middling over the year. We did take the opportunity to trim some of our winners and add to partner with new, less equity exposed managers heading into 2024. Overall, we believe we have reduced the volatility of our manager roster some after a really strong year. Our 13% returns bested both the hedge fund and the fixed income benchmarks handily and contributed importantly to our returns. We generally expect our hedge funds to do this and were pleased with their contribution in 2023.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2023
Portfolio Management Review (Unaudited) (continued)
We made use of derivatives, as needed, for MAF in 2023, primarily using passive index futures to balance geographic exposures, maintain overall equity exposure, and manage liquidity. MAF also invested in currency forwards and futures to keep fund-level exposure to given currencies (e.g., the Chinese yuan) within desired limits. In aggregate, MAF’s use of futures and forwards performed within expectations and had minimal impact on overall Fund performance. In addition to the use of forwards and futures, we and certain of MAF’s underlying separate account managers use derivatives (primarily total return swaps, currency forwards, and options) in executing MAF’s investment strategies. During 2023 such use was a drag on the Fund’s return of approximately -1% from portfolio-level hedges.
Globally, the investment backdrop seems to have improved over the last year, though risks remain. The Russia/Ukraine war continues, and a new hot spot has developed in the Middle East that adds to geopolitical uncertainty. Neither of these had a major impact on markets in 2023 and we, along with other investors, remain hopeful that these conflicts don’t spread in 2024. Inflation seems to be moderating globally, but most major countries have higher debt loads currently than at most times historically. Restoring fiscal discipline in Washington in the coming years will become more important given the challenges of maneuvering in the constrained fiscal environment we have created. Finally, it seems evident that many Americans aren’t particularly enthusiastic about the upcoming November elections. Many will find themselves choosing the lesser of two evils, rather than a candidate who genuinely excites them. It would be wonderful if we had a presidential candidate who could inspire a majority of Americans. Unfortunately, that does not appear to be the case today. When that day does arrive (which we optimistically anticipate!), imagine the power and excitement of having Americans unite in pursuit of betterment for our country and the world.
As we start 2024, the balance of risks seems better than last year, when a recession was widely expected. This year, the economy seems solid, inflation is coming under control, and progress toward peace may be becoming more desirable to global combatants. Our portfolios reflect this with more balanced global equity exposures. We are much closer to the duration benchmarks in our fixed income portfolios as well. The changes to our hedge fund portfolio are minor and mostly reflect the trimming of winners and rebalancing toward lower volatility managers.
It is possible that again this year investors will mis-judge the economy and that it may be better or worse than anticipated. We are keeping our portfolio very much in line with benchmarks as we enter the new year. As was the case last year, we are prepared for any disappointment that could push stocks lower and we would expect to be adding to our equity exposure in such an event. If this doesn’t happen, we believe our manager partners in the portfolio will again add value, providing upside participation in the portfolio. As mentioned, we are pursuing potential opportunities with managers where we believe MAF can be improved but remain pleased overall with our manager roster and will only make changes expected to help performance. We do not currently anticipate major changes in MAF’s overall positioning.
Conclusion
We again look forward to the new year with optimism. 2024 may be the year when the world becomes more peaceful. We will also exit a potentially distracting political cycle, both in the US and abroad. If so, then this year could again surprise as the investment backdrop improves further. We like our manager roster, and our team remains fully engaged and well prepared to meet the upcoming market challenges.
As always, we value the trust you have placed in us, and very much appreciate the opportunity to help manage your capital and to help you achieve your organization’s goals. We are here to assist you in any way possible, so please reach out and let us know how we can help. Finally, we wish each of you, and the world, a happy, healthy, and safe 2024.
Your TIFF Investment Team
*
MAF’s SAA is comprised of 68% Equity-Oriented Assets, 18% Diversifying Strategies and 13% Fixed Income, with corresponding benchmark indices representing each category.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2023

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Total return assumes reinvestment of dividends. Performance data for the most recent month-end and additional performance information may be obtained by visiting TIFF’s website at www.tiff.org. MAF segment or category returns reflect the deduction of management fees earned by relevant managers but not the deduction of other fees and expenses of the fund. While the fund is no-load, management fees and other expenses will apply. Please refer to the prospectus for further details. One cannot invest directly in an index, and unmanaged indices do not incur fees and expenses. Manager exposures and the performance described above may be achieved via separate accounts, via funds offered by such managers, or via swap.
The fund may use leverage; invests in illiquid securities, non-US securities, small capitalization stocks, derivatives, and below investment grade bonds; and engages in shortselling. Non-US securities may entail political, economic, and currency risks different from those of US securities and may be issued by entities adhering to different accounting standards than those governing US issuers. Small capitalization stocks may entail different risks than larger capitalization stocks, including potentially lesser degrees of liquidity. The fund or certain of its money managers invest routinely and, at times, significantly in derivatives, certain of which are deemed by the SEC to be highly speculative. Short selling of securities may increase the potential for loss if a manager has difficulty covering a short position. Leverage may accelerate the velocity and magnitude of potential losses. Not more than 20% of the fund’s assets may be invested in debt obligations rated below investment grade (i.e., having a rating lower than BBB by Standard & Poor’s or Baa by Moody’s) or unrated but deemed to be of similar quality. Bonds rated below investment grade are commonly referred to as “junk bonds.” As a multi-manager fund, the fund may experience higher transaction costs than a fund managed by a single manager and the fund may not be able to combine money managers such that their styles are complementary.

Fund Performance (Unaudited)Total return for the periods ended 12/31/23
	Calendar Year 2023	3-Year Annualized	5-Year Annualized	10-Year Annualized	Annualized Since Inception	Cumulative Since Inception
Multi-Asset Fund	16.51%	3.59%	9.28%	5.54%	7.48%	696.66%
65/35 Mix	16.21%	2.66%	8.19%	5.96%	6.69%	544.15%
CPI + 5% per annum	8.51%	10.86%	9.25%	7.91%	7.59%	721.50%
MSCI All Country World Index	22.20%	5.75%	11.71%	7.92%	7.36%	671.15%
Bloomberg US Aggregate Bond Index	5.53%	(3.31)%	1.10%	1.81%	4.53%	258.24%
See Index Descriptions starting on page 52 for details and descriptions of MAF Indices.
Total return assumes dividend reinvestment. MAF’s annualized expense ratio for calendar year 2022 was 1.53% (a regulatory mandate requires the use in this report of the same expense ratio as that appearing in the latest fund prospectus). The expense ratio reflects fund expenses for the year ended 2022, which are expected to vary over time. The expense ratio is expressed as a percentage of average net assets. The expense ratio may differ for 2023.
Commencement of operations was March 31, 1995. Prior to December 1, 2021, MAF received entry fees on purchases and exit fees on redemptions; thus, fund performance for periods prior to December 1, 2021, reflects those fees’ impact.
As part of TAS’s ongoing commitment to the non-profit sector, TAS will voluntarily waive 10% of its management fees for the Fund commencing on November 1, 2023 through December 31, 2024. Fund performance during the applicable time period reflects the impact of this management fee waiver. While TAS’s current intention is to continue to waive a portion of its management fees for the Fund after December 31, 2024, the amount and timing of any such ongoing fee waivers has not yet been determined and such fee waivers, if provided, may not be material.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2023
Performance of a $2,500,000 Investment (Unaudited)Ten year period ended 12/31/23
See Index Descriptions starting on page 52 for details and descriptions of MAF Indices.
Past performance is not a guarantee of future results.
The fund’s performance assumes the reinvestment of all dividends and distributions, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2023
Summary Schedule of Investments (Unaudited)
U.S. Common Stocks	47.2%
Foreign Common Stocks	18.7%
Private Investment Funds	12.6%
Repurchase Agreements	11.8%
Exchange-Traded Funds (ETFs)	9.9%
U.S. Treasury Bonds/Notes	7.4%
U.S. Treasury Bills	2.8%
Preferred Stocks	0.3%
Unaffiliated Investment Companies	0.2%
Corporate Bonds	0.2%
Warrants	0.1%
Purchased Option Contracts	0.0%
Rights	0.0%
Convertible Bonds	0.0%
Disputed Claims Receipt	0.0%
Total Investments	111.2%
Securities Sold Short	(11.9)%
Other Assets in Excess of Other Liabilities	0.7%
Net Assets	100.0%
Fund holdings and sector weightings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete holdings information. Current and future holdings are subject to risk. Diversification does not ensure a profit or protect against loss in declining markets.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2023
Fund Expenses (Unaudited)
As a shareholder of a fund, you incur ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as entry fees or exit fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Including Interest and Dividend Expense*			Excluding Interest and Dividend Expense*
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During the Period** 7/1/23 – 12/31/23	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During the Period** 7/1/23 – 12/31/23
1) Actual	$1,000.00	$1,079.80	$6.24	$1,000.00	$1,079.80	$5.19
2) Hypothetical	$1,000.00	$1,019.21	$6.06	$1,000.00	$1,020.21	$5.04

*
Expenses on Securities Sold Short include dividends and interest on securities sold short and broker fees on securities sold short.

**
Expenses are equal to the fund’s annualized expense ratio of 1.19% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Excluding expenses for securities sold short, expenses incurred by the fund were 0.99%. The expense ratios do not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2023
Financial Highlights
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
For a share outstanding throughout each period
Net asset value, beginning of year	$12.48	$16.22	$16.71	$14.22	$12.02
Income (loss) from investment operations
Net investment income (loss) (a)	0.08	0.03	0.01	(0.14)	0.12
Net realized and unrealized gain (loss) on investments	1.96	(2.49)	2.03	2.75	2.05
Total from investment operations	2.04	(2.46)	2.04	2.61	2.17
Less distributions from
Net investment income	(0.18)	—	(0.24)	—	—
Net realized gains	(0.31)	(1.28)	(2.29)	(0.15)	—
Total distributions	(0.49)	(1.28)	(2.53)	(0.15)	—
Entry/exit fee per share (a)	—	—	—	0.03	0.03
Net asset value, end of year	$14.03	$12.48	$16.22	$16.71	$14.22
Total return (b)	16.51%	(15.17)%	12.46%	18.57%(c)	18.39%
Ratios/supplemental data
Net assets, end of year (000s)	$1,235,201	$1,247,979	$1,582,109	$1,563,172	$1,912,954
Ratio of expenses to average net assets, before waivers (d)	1.24%	1.14%	0.92%	2.22%(e)	1.00%
Ratio of expenses to average net assets, after waivers (d)	1.23%(f)	1.14%	0.92%	2.22%(e)	1.00%
Ratio of expenses to average net assets, excluding expenses for securities sold short (d)	0.98%(f)	0.88%	0.72%	1.92%(e)	0.78%
Ratio of net investment income (loss) to average net assets	0.59%(f)	0.22%	0.05%	(0.97)%	0.92%
Portfolio turnover	199%	143%	87%	146%	114%

(a)
Calculation based on average shares outstanding.

(b)
Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund prior to December 1, 2021; however, it does not reflect the deduction of such fees from a member’s purchase or redemption transaction. Therefore, a member’s total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member.

(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)
The expense ratio does not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.

(e)
Certain money managers have generated exceedingly strong positive performance relative to their respective benchmarks. The expense ratio for the year ended December 31, 2020 includes performance fees earned by those money managers representing 1.11% of the expense ratio.

(f)
Net of fees and expenses waived. An expense waiver was in place effective November 1, 2023. The impact of the fee waiver as a ratio to average net assets was 0.01%.

See accompanying Notes to Financial Statements.

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2023
	Number of Shares	Value
Investments — 111.2% of net assets
Common Stocks — 65.9%
U.S. Common Stocks — 47.2%
Aerospace & Defense — 1.1%
AeroVironment, Inc. (a)	4,090	$515,504
Axon Enterprise, Inc. (a)	20,326	5,250,815
Boeing Co. (a) (b)	4,388	1,143,776
Cadre Holdings, Inc.	89,371	2,939,412
General Dynamics Corp. (b)	3,034	787,839
Huntington Ingalls Industries, Inc.	3,103	805,663
MDA Ltd. (a) (b)	58,000	504,253
RTX Corp. (b)	10,680	898,615
Textron, Inc. (b)	4,988	401,135
TransDigm Group, Inc. (b)	990	1,001,484
		14,248,496
Air Freight & Logistics — 0.1%
CH Robinson Worldwide, Inc.	2,701	233,339
GXO Logistics, Inc. (a)	8,390	513,133
		746,472
Automobile Components — 0.1%
Adient PLC (a)	7,786	283,099
Dorman Products, Inc. (a)	4,010	334,474
Lear Corp.	1,157	163,380
		780,953
Automobiles — 0.6%
General Motors Co. (b)	44,494	1,598,224
Rivian Automotive, Inc., Class A (a)	2,945	69,090
Tesla, Inc. (a) (b)	22,111	5,494,141
Thor Industries, Inc.	2,070	244,778
		7,406,233
Banks — 0.8%
Bancorp, Inc. (a)	5,968	230,126
Bank of America Corp. (b)	53,427	1,798,887
Citigroup, Inc. (b)	55,947	2,877,914
Citizens Financial Group, Inc.	48,019	1,591,350
First Citizens BancShares, Inc., Class A	222	315,011
First Horizon Corp.	79,157	1,120,863
Huntington Bancshares, Inc.	7,209	91,698
Live Oak Bancshares, Inc.	12,647	575,439
New York Community Bancorp, Inc.	16,876	172,641
Prosperity Bancshares, Inc.	496	33,594
Truist Financial Corp.	20,417	753,796
		9,561,319
Beverages — 0.7%
Boston Beer Co., Inc., Class A (a)	990	342,134
Brown-Forman Corp., Class B	36,008	2,056,057
Coca-Cola Co. (b)	4,644	273,671
Coca-Cola Consolidated, Inc.	768	713,011
MGP Ingredients, Inc.	2,412	237,630
Molson Coors Beverage Co., Class B	5,207	318,721
PepsiCo, Inc. (b)	30,593	5,195,915
		9,137,139
	Number of Shares	Value
Biotechnology — 0.5%
AbbVie, Inc. (b)	6,538	$1,013,194
Amgen, Inc. (b)	1,105	318,262
Biogen, Inc. (a)	803	207,792
BioMarin Pharmaceutical, Inc. (a)	871	83,982
Exact Sciences Corp. (a)	11,685	864,456
Gilead Sciences, Inc. (b)	11,913	965,072
Incyte Corp. (a)	8,162	512,492
Krystal Biotech, Inc. (a)	270	33,496
Mirum Pharmaceuticals, Inc. (a)	10,205	301,252
MoonLake Immunotherapeutics (a)	2,739	165,408
Neurocrine Biosciences, Inc. (a)	4,617	608,336
Regeneron Pharmaceuticals, Inc. (a) (b)	254	223,086
Ultragenyx Pharmaceutical, Inc. (a)	553	26,445
Vertex Pharmaceuticals, Inc. (a) (b)	2,418	983,860
		6,307,133
Broadline Retail — 2.2%
Amazon.com, Inc. (a) (b)	174,955	26,582,663
eBay, Inc. (b)	3,550	154,851
Etsy, Inc. (a)	2,442	197,924
Macy’s, Inc.	2,948	59,314
Ollie’s Bargain Outlet Holdings, Inc. (a)	6,018	456,706
		27,451,458
Building Products — 0.3%
AAON, Inc.	7,648	564,958
Armstrong World Industries, Inc. (b)	1,576	154,952
Builders FirstSource, Inc. (a)	2,405	401,491
Hayward Holdings, Inc. (a)	78,613	1,069,137
Owens Corning	8,579	1,271,665
Zurn Elkay Water Solutions Corp. (b)	6,226	183,106
		3,645,309
Capital Markets — 1.2%
Affiliated Managers Group, Inc.	2,664	403,383
Ameriprise Financial, Inc. (b)	931	353,622
Bank of New York Mellon Corp. (b)	21,239	1,105,490
BlackRock, Inc. (b)	1,089	884,050
Blackstone, Inc. (b)	9,805	1,283,671
Charles Schwab Corp. (b)	10,719	737,467
Federated Hermes, Inc.	465	15,745
Goldman Sachs Group, Inc. (b)	98	37,806
Interactive Brokers Group, Inc., Class A	5,776	478,830
Intercontinental Exchange, Inc. (b)	55,704	7,154,065
Invesco Ltd.	10,682	190,567
LPL Financial Holdings, Inc.	1,031	234,676
Moelis & Co., Class A	5,288	296,815
Northern Trust Corp.	2,169	183,020
State Street Corp.	4,425	342,761
Virtu Financial, Inc., Class A	51,982	1,053,155
		14,755,123

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2023
	Number of Shares	Value
Chemicals — 0.4%
Albemarle Corp. (b)	951	$137,401
Axalta Coating Systems Ltd. (a) (b)	7,333	249,102
Celanese Corp. (b)	1,669	259,313
CF Industries Holdings, Inc. (b)	4,759	378,341
Eastman Chemical Co. (b)	3,833	344,280
Ingevity Corp. (a)	3,947	186,377
LyondellBasell Industries NV, Class A (b)	4,592	436,607
Mosaic Co.	33,740	1,205,530
Perimeter Solutions SA (a)	46,864	215,574
Sherwin-Williams Co. (b)	2,440	761,036
Stepan Co.	3,060	289,323
		4,462,884
Commercial Services & Supplies — 0.4%
Brink’s Co. (b)	3,177	279,417
GEO Group, Inc. (a)	102,925	1,114,678
OPENLANE, Inc. (a)	74,190	1,098,754
Tetra Tech, Inc. (b)	3,186	531,839
Vestis Corp.	68,080	1,439,211
		4,463,899
Communications Equipment — 0.9%
Arista Networks, Inc. (a) (b)	2,617	616,330
Ciena Corp. (a)	28,040	1,262,080
Cisco Systems, Inc. (b)	68,806	3,476,079
Harmonic, Inc. (a)	165,114	2,153,086
Infinera Corp. (a)	325,673	1,546,947
Juniper Networks, Inc.	31,205	919,923
Lumentum Holdings, Inc. (a)	12,011	629,617
		10,604,062
Construction & Engineering — 0.4%
Dycom Industries, Inc. (a) (b)	2,637	303,492
Fluor Corp. (a)	61,451	2,407,036
Great Lakes Dredge & Dock Corp. (a)	39,150	300,672
Valmont Industries, Inc. (b)	6,400	1,494,464
WillScot Mobile Mini Holdings Corp. (a) (b)	1,842	81,969
		4,587,633
Construction Materials — 0.0%
Eagle Materials, Inc.	1,264	256,390
Consumer Finance — 0.2%
Ally Financial, Inc.	3,844	134,232
American Express Co. (b)	3,880	726,879
Discover Financial Services	13,273	1,491,885
SLM Corp.	2,171	41,510
Synchrony Financial	18,009	687,764
		3,082,270
Consumer Staples Distribution & Retail — 0.7%
Albertsons Cos., Inc., Class A	561	12,903
BJ’s Wholesale Club Holdings, Inc. (a)	4,727	315,102
Chefs’ Warehouse, Inc. (a)	85,418	2,513,852
Dollar General Corp. (b)	7,317	994,746
Kroger Co. (b)	21,636	988,982
Performance Food Group Co. (a)	9,845	680,782
	Number of Shares	Value
Target Corp. (b)	5,201	$740,726
Walgreens Boots Alliance, Inc.	4,645	121,281
Walmart, Inc. (b)	14,367	2,264,957
		8,633,331
Containers & Packaging — 0.1%
Ball Corp. (b)	3,928	225,939
Berry Global Group, Inc. (b)	2,969	200,081
International Paper Co. (b)	5,778	208,875
Westrock Co. (b)	870	36,122
		671,017
Diversified Consumer Services — 0.2%
ADT, Inc.	6,185	42,182
H&R Block, Inc. (b)	7,573	366,306
Mister Car Wash, Inc. (a)	225,340	1,946,937
		2,355,425
Diversified REITs — 0.0%
Alexander & Baldwin, Inc.	9,704	184,570
Diversified Telecommunication Services — 0.7%
AT&T, Inc. (b)	367,493	6,166,532
Globalstar, Inc. (a)	429,124	832,501
Verizon Communications, Inc. (b)	43,987	1,658,310
		8,657,343
Electric Utilities — 0.1%
Hawaiian Electric Industries, Inc. (b)	8,686	123,255
NRG Energy, Inc.	10,209	527,805
		651,060
Electrical Equipment — 0.5%
EnerSys	20,142	2,033,536
Enovix Corp. (a)	66,956	838,289
nVent Electric PLC	12,767	754,402
Regal Rexnord Corp. (b)	7,371	1,091,056
Sensata Technologies Holding PLC	11,212	421,235
Vertiv Holdings Co., Class A (b)	11,780	565,793
		5,704,311
Electronic Equipment, Instruments & Components — 0.4%
Arrow Electronics, Inc. (a)	8,601	1,051,472
Avnet, Inc.	4,093	206,287
Belden, Inc.	16,305	1,259,561
Flex Ltd. (a)	28,034	853,916
PAR Technology Corp. (a)	7,309	318,234
TD SYNNEX Corp.	8,097	871,318
Vishay Intertechnology, Inc.	1,583	37,945
Vontier Corp.	5,095	176,032
		4,774,765
Energy Equipment & Services — 0.5%
Baker Hughes Co.	25,686	877,947
Cactus, Inc., Class A	1,518	68,917
Diamond Offshore Drilling, Inc. (a)	5,146	66,898
Dril-Quip, Inc. (a)	4,339	100,969
Halliburton Co. (b)	11,376	411,242
Helix Energy Solutions Group, Inc. (a)	7,583	77,953
Oceaneering International, Inc. (a)	57,013	1,213,237

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2023
	Number of Shares	Value
Patterson-UTI Energy, Inc.	140,161	$1,513,739
Select Water Solutions, Inc.	47,519	360,669
Solaris Oilfield Infrastructure, Inc., Class A	6,034	48,031
TETRA Technologies, Inc. (a)	4,069	18,392
Tidewater, Inc. (a)	185	13,340
Transocean Ltd. (a)	166,362	1,056,399
Valaris Ltd. (a)	9,253	634,478
		6,462,211
Entertainment — 0.5%
Atlanta Braves Holdings, Inc., Class C (a)	3,526	139,559
Madison Square Garden Sports Corp. (a)	12,696	2,308,514
Netflix, Inc. (a) (b)	3,151	1,534,159
Roku, Inc. (a)	9,185	841,897
Take-Two Interactive Software, Inc. (a)	3,430	552,058
TKO Group Holdings, Inc.	130	10,605
Walt Disney Co. (b)	5,221	471,404
Warner Music Group Corp., Class A	13,382	478,942
		6,337,138
Financial Services — 3.0%
Apollo Global Management, Inc. (b)	6,546	610,022
AvidXchange Holdings, Inc. (a)	93,084	1,153,311
Berkshire Hathaway, Inc., Class B (a) (b)	7,805	2,783,731
Corebridge Financial, Inc.	2,714	58,785
Fidelity National Information Services, Inc.	44,675	2,683,627
Fiserv, Inc. (a) (b)	14,707	1,953,678
FleetCor Technologies, Inc. (a)	1,766	499,089
Global Payments, Inc. (b)	26,589	3,376,803
Marqeta, Inc., Class A (a)	172,993	1,207,491
Mastercard, Inc., Class A (b)	3,504	1,494,491
Paymentus Holdings, Inc.,Class A (a)	15,605	278,862
PayPal Holdings, Inc. (a) (b)	33,799	2,075,597
Repay Holdings Corp. (a)	182,089	1,555,040
Swiftmerge Acquisition Corp. (a) (c) (d) (e)	6,943	60,376
Toast, Inc., Class A (a)	65,530	1,196,578
Visa, Inc., Class A (b)	52,383	13,637,914
Western Union Co.	163,648	1,950,684
WEX, Inc. (a)	3,291	640,264
		37,216,343
Food Products — 0.5%
Archer-Daniels-Midland Co. (b)	8,482	612,570
Darling Ingredients, Inc. (a)	8,784	437,795
Hershey Co. (b)	1,698	316,575
McCormick & Co., Inc.	46,705	3,195,556
WK Kellogg Co.	118,437	1,556,262
		6,118,758
Ground Transportation — 0.3%
CSX Corp. (b)	16,728	579,960
JB Hunt Transport Services, Inc.	2,419	483,171
Landstar System, Inc.	769	148,917
	Number of Shares	Value
Lyft, Inc., Class A (a)	4,494	$67,365
Norfolk Southern Corp. (b)	2,898	685,029
Uber Technologies, Inc. (a) (b)	29,537	1,818,593
		3,783,035
Health Care Equipment & Supplies — 1.3%
Align Technology, Inc. (a)	1,151	315,374
Baxter International, Inc.	34,459	1,332,185
GE HealthCare Technologies, Inc.	2,196	169,795
Globus Medical, Inc., Class A (a)	1,583	84,358
IDEXX Laboratories, Inc. (a)	8,279	4,595,259
Insulet Corp. (a)	2,051	445,026
Masimo Corp. (a)	8,787	1,029,924
Merit Medical Systems, Inc. (a)	24,979	1,897,405
Novocure Ltd. (a)	4,086	61,004
Shockwave Medical, Inc. (a)	714	136,060
Stryker Corp.	19,657	5,886,485
Zimvie, Inc. (a)	12,767	226,614
		16,179,489
Health Care Providers & Services — 1.7%
Amedisys, Inc. (a)	104	9,886
Cardinal Health, Inc.	10,995	1,108,296
Cencora, Inc.	1,628	334,359
Centene Corp. (a)	11,869	880,799
Cigna Group (b)	8,684	2,600,424
CVS Health Corp. (b)	77,413	6,112,530
Elevance Health, Inc. (b)	748	352,727
Encompass Health Corp.	1,524	101,681
HCA Healthcare, Inc.	1,506	407,644
Humana, Inc.	2,579	1,180,692
McKesson Corp. (b)	2,641	1,222,730
NeoGenomics, Inc. (a)	152,561	2,468,437
Patterson Cos., Inc.	890	25,321
Premier, Inc., Class A	3,418	76,426
Quipt Home Medical Corp. (a)	85,267	434,363
R1 RCM, Inc. (a)	10,927	115,498
Tenet Healthcare Corp. (a)	5,100	385,407
U.S. Physical Therapy, Inc.	4,838	450,611
UnitedHealth Group, Inc. (b)	5,285	2,782,394
Universal Health Services, Inc., Class B	758	115,550
		21,165,775
Health Care REITs — 0.0%
Healthpeak Properties, Inc. (b)	20,322	402,376
Health Care Technology — 0.0%
Phreesia, Inc. (a)	16,695	386,489
Teladoc Health, Inc. (a)	1,041	22,434
		408,923
Hotels, Restaurants & Leisure — 1.6%
Aramark (b)	17,260	485,006
Booking Holdings, Inc. (a) (b)	2,702	9,584,588
Caesars Entertainment, Inc. (a) (b)	21,598	1,012,514
Carnival Corp. (a) (b)	18,393	341,006
Chipotle Mexican Grill, Inc. (a) (b)	229	523,714
Expedia Group, Inc. (a) (b)	3,206	486,639

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2023
	Number of Shares	Value
Las Vegas Sands Corp. (b)	29,196	$1,436,735
Marriott International, Inc., Class A	16,072	3,624,397
Starbucks Corp. (b)	8,678	833,175
Texas Roadhouse, Inc.	4,486	548,324
Travel & Leisure Co.	21,349	834,532
Wendy’s Co.	27,189	529,642
		20,240,272
Household Durables — 0.4%
KB Home	13,085	817,289
Mohawk Industries, Inc. (a) (b)	4,961	513,463
NVR, Inc. (a) (b)	35	245,016
PulteGroup, Inc. (b)	10,407	1,074,210
Taylor Morrison Home Corp. (a)	4,293	229,032
Tempur Sealy International, Inc. (b)	4,702	239,661
Toll Brothers, Inc. (b)	13,077	1,344,185
Whirlpool Corp. (b)	3,662	445,922
		4,908,778
Household Products — 0.7%
Church & Dwight Co., Inc.	41,176	3,893,603
Procter & Gamble Co. (b)	30,491	4,468,151
		8,361,754
Independent Power & Renewable Electricity Producers — 0.2%
AES Corp.	92,091	1,772,752
Altus Power, Inc. (a)	40,194	274,525
Talen Energy Corp. (a)	5,320	340,480
		2,387,757
Industrial Conglomerates — 0.2%
3M Co. (b)	8,767	958,408
General Electric Co. (b)	13,146	1,677,824
		2,636,232
Industrial REITs — 0.1%
Prologis, Inc. (b)	5,635	751,145
Insurance — 1.1%
American International Group, Inc. (b)	22,991	1,557,640
Arthur J Gallagher & Co.	5,981	1,345,007
Assurant, Inc.	946	159,392
Cincinnati Financial Corp.	550	56,903
CNA Financial Corp.	2,245	94,986
CNO Financial Group, Inc.	13,768	384,127
Fidelity National Financial, Inc.	127,607	6,510,509
Hartford Financial Services Group, Inc.	2,343	188,331
Lincoln National Corp.	13,365	360,454
MetLife, Inc. (b)	852	56,343
Primerica, Inc.	507	104,320
ProAssurance Corp.	15,563	214,614
Reinsurance Group of America, Inc.	1,872	302,852
Unum Group	26,064	1,178,614
Willis Towers Watson PLC	3,719	897,023
		13,411,115
Interactive Media & Services — 3.1%
Alphabet, Inc., Class A (a) (b)	119,333	16,669,627
Alphabet, Inc., Class C (a) (b)	14,713	2,073,503
	Number of Shares	Value
IAC, Inc. (a)	17,706	$927,440
Match Group, Inc. (a)	8,959	327,003
Meta Platforms, Inc., Class A (a) (b)	47,124	16,680,011
TripAdvisor, Inc. (a)	45,439	978,302
ZoomInfo Technologies, Inc. (a)	57,893	1,070,442
		38,726,328
IT Services — 1.1%
Amdocs Ltd.	11,883	1,044,397
BigCommerce Holdings, Inc. (a)	68,588	667,361
Cloudflare, Inc., Class A (a)	102,066	8,498,015
Cognizant Technology Solutions Corp., Class A	4,519	341,320
Couchbase, Inc. (a)	8,366	188,402
EPAM Systems, Inc. (a)	1,001	297,637
Grid Dynamics Holdings, Inc. (a)	12,588	167,798
Kyndryl Holdings, Inc. (a)	18,443	383,246
Okta, Inc. (a)	13,701	1,240,352
Snowflake, Inc., Class A (a)	6,059	1,205,741
		14,034,269
Leisure Products — 0.2%
Clarus Corp.	157,773	1,087,845
Malibu Boats, Inc., Class A (a)	7,490	410,602
Peloton Interactive, Inc., Class A (a)	68,972	420,039
Polaris, Inc. (b)	3,470	328,852
Vista Outdoor, Inc. (a)	29,247	864,834
		3,112,172
Life Sciences Tools & Services — 1.4%
Avantor, Inc. (a)	50,184	1,145,701
Bio-Rad Laboratories, Inc., Class A (a)	2,499	806,902
Danaher Corp. (b)	4,401	1,018,127
Illumina, Inc. (a)	17,474	2,433,080
Maravai LifeSciences Holdings, Inc., Class A (a)	102,785	673,242
Medpace Holdings, Inc. (a)	2,314	709,310
Mettler-Toledo International, Inc. (a)	2,973	3,606,130
Thermo Fisher Scientific, Inc. (b)	1,355	719,220
Waters Corp. (a)	17,869	5,883,011
		16,994,723
Machinery — 0.8%
AGCO Corp. (b)	10,293	1,249,673
Allison Transmission Holdings, Inc.	20,531	1,193,878
Enerpac Tool Group Corp.	17,540	545,319
Gates Industrial Corp. PLC (a)	96,305	1,292,413
IDEX Corp. (b)	1,368	297,007
Ingersoll Rand, Inc.	3,703	286,390
Otis Worldwide Corp.	27,241	2,437,252
PACCAR, Inc. (b)	7,102	693,510
Terex Corp.	13,257	761,747
Timken Co.	4,705	377,106
Xylem, Inc. (b)	3,412	390,196
		9,524,491
Marine Transportation — 0.0%
Kirby Corp. (a)	2,107	165,357

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2023
	Number of Shares	Value
Media — 0.4%
Charter Communications, Inc., Class A (a)	420	$163,246
Clear Channel Outdoor Holdings, Inc. (a)	350,819	638,491
Comcast Corp., Class A (b)	6,578	288,445
Gray Television, Inc.	70,977	635,954
Integral Ad Science Holding Corp. (a)	91,282	1,313,548
Nexstar Media Group, Inc.	1,619	253,778
Sirius XM Holdings, Inc.	162,258	887,551
TEGNA, Inc.	48,991	749,562
Trade Desk, Inc., Class A (a)	4,837	348,071
		5,278,646
Metals & Mining — 0.7%
Cleveland-Cliffs, Inc. (a) (b)	32,546	664,589
Constellium SE (a)	14,163	282,693
Newmont Corp.	5,848	242,049
Newmont Corp.	103,188	4,264,459
Perpetua Resources Corp. (a)	128,781	408,236
Ramaco Resources, Inc., Class A	26,263	451,198
Royal Gold, Inc.	13,726	1,660,297
Steel Dynamics, Inc. (b)	1,584	187,070
U.S. Steel Corp.	663	32,255
		8,192,846
Office REITs — 0.0%
Kilroy Realty Corp.	1,588	63,266
Oil, Gas & Consumable Fuels — 1.1%
APA Corp.	425	15,249
Cheniere Energy, Inc. (b)	2,159	368,563
Chevron Corp. (b)	3,543	528,474
Chord Energy Corp.	492	81,785
Coterra Energy, Inc.	20,928	534,083
Exxon Mobil Corp. (b)	5,713	571,186
HF Sinclair Corp.	9,533	529,749
Marathon Petroleum Corp. (b)	5,995	889,418
Matador Resources Co.	3,023	171,888
Murphy Oil Corp.	2,367	100,976
Ovintiv, Inc.	5,513	242,131
PBF Energy, Inc., Class A	6,416	282,047
Phillips 66(b)	3,110	414,065
Pioneer Natural Resources Co. (b)	888	199,693
Range Resources Corp.	81,744	2,488,287
Southwestern Energy Co. (a)	556,847	3,647,348
Texas Pacific Land Corp.	510	801,950
Uranium Energy Corp. (a) (b)	62,400	399,360
Valero Energy Corp.	8,222	1,068,860
		13,335,112
Paper & Forest Products — 0.0%
Louisiana-Pacific Corp. (b)	7,803	552,686
Passenger Airlines — 0.1%
American Airlines Group, Inc. (a)	39,848	547,511
SkyWest, Inc. (a)	7,613	397,399
Southwest Airlines Co.	8,806	254,317
United Airlines Holdings, Inc. (a)	6,181	255,028
		1,454,255

	Number of Shares	Value
Personal Care Products — 0.1%
Kenvue, Inc. (b)	42,138	$907,231
Pharmaceuticals — 0.4%
Bristol-Myers Squibb Co. (b)	7,789	399,654
Intra-Cellular Therapies, Inc. (a)	1,159	83,008
Johnson & Johnson (b)	14,369	2,252,197
Merck & Co., Inc. (b)	811	88,415
Organon & Co.	3,455	49,821
Pfizer, Inc. (b)	35,837	1,031,747
Viatris, Inc.	64,232	695,632
		4,600,474
Professional Services — 1.5%
Automatic Data Processing, Inc.	28,849	6,720,952
Broadridge Financial Solutions, Inc. (b)	2,681	551,616
CACI International, Inc., Class A (a)	273	88,414
Clarivate PLC (a)	83,889	776,812
Concentrix Corp. (b)	15,795	1,551,227
Equifax, Inc.	8,365	2,068,581
Exponent, Inc. (b)	1,249	109,962
First Advantage Corp.	42,169	698,740
Huron Consulting Group, Inc. (a)	3,135	322,278
Insperity, Inc. (b)	5,401	633,105
KBR, Inc. (b)	12,689	703,097
ManpowerGroup, Inc. (b)	4,866	386,701
Paychex, Inc.	2,204	262,518
Paycom Software, Inc. (b)	1,347	278,452
Paylocity Holding Corp. (a) (b)	4,810	792,929
SS&C Technologies Holdings, Inc. (b)	16,080	982,649
Sterling Check Corp. (a)	50,586	704,157
TransUnion (b)	7,666	526,731
Verra Mobility Corp. (a) (b)	7,465	171,919
		18,330,840
Real Estate Management & Development — 0.0%
Zillow Group, Inc., Class C (a) (b)	4,731	273,736
Semiconductors & Semiconductor Equipment — 1.4%
Amkor Technology, Inc.	21,815	725,785
Analog Devices, Inc. (b)	4,162	826,407
Applied Materials, Inc. (b)	4,483	726,560
Broadcom, Inc. (b)	1,086	1,212,247
Enphase Energy, Inc. (a)	2,964	391,663
First Solar, Inc. (a)	280	48,238
Impinj, Inc. (a)	2,149	193,474
Intel Corp. (b)	10,074	506,219
KLA Corp. (b)	506	294,138
Lam Research Corp. (b)	871	682,219
Marvell Technology, Inc.	9,489	572,282
Microchip Technology, Inc.	10,985	990,627
Micron Technology, Inc. (b)	3,375	288,023
NVIDIA Corp. (b)	13,180	6,527,000
Onto Innovation, Inc. (a)	972	148,619
QUALCOMM, Inc. (b)	8,079	1,168,466
Skyworks Solutions, Inc.	2,722	306,007
Universal Display Corp.	12,436	2,378,509
		17,986,483

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2023
	Number of Shares	Value
Software — 6.6%
Adobe, Inc. (a) (b)	6,515	$3,886,849
Amplitude, Inc., Class A (a)	39,324	500,201
AppLovin Corp., Class A (a)	12,413	494,658
Autodesk, Inc. (a)	1,294	315,063
AvePoint, Inc. (a)	50,292	412,897
Bentley Systems, Inc., Class B	5,695	297,165
Blackbaud, Inc. (a)	44,002	3,814,973
Box, Inc., Class A (a)	25,637	656,564
Cadence Design Systems, Inc. (a)	1,694	461,395
CCC Intelligent Solutions Holdings, Inc. (a)	9,860	112,305
Clear Secure, Inc., Class A	88,471	1,826,926
Clearwater Analytics Holdings, Inc., Class A (a)	6,994	140,090
Crowdstrike Holdings, Inc., Class A (a)	38,356	9,793,054
Datadog, Inc., Class A (a)	87,083	10,570,135
DocuSign, Inc. (a)	38,834	2,308,681
Elastic NV (a)	7,032	792,506
Everbridge, Inc. (a)	18,944	460,529
Fair Isaac Corp. (a)	456	530,789
Five9, Inc. (a)	1,325	104,264
Fortinet, Inc. (a)	41,792	2,446,086
Freshworks, Inc., Class A (a)	2,673	62,789
Gen Digital, Inc.	24,531	559,797
Gitlab, Inc., Class A (a)	428	26,947
HashiCorp, Inc., Class A (a)	73,114	1,728,415
HubSpot, Inc. (a)	178	103,336
Microsoft Corp. (b)	50,792	19,099,824
Monday.com Ltd. (a)	17,579	3,301,512
N-able, Inc. (a)	90,082	1,193,586
NCR Voyix Corp. (a)	11,386	192,537
Nutanix, Inc., Class A (a)	3,355	160,000
Olo, Inc., Class A (a)	180,084	1,030,080
ON24, Inc.	15,870	125,056
Oracle Corp. (b)	17,702	1,866,322
Pegasystems, Inc.	19,471	951,353
PowerSchool Holdings, Inc., Class A (a)	8,510	200,496
RingCentral, Inc., Class A (a)	51,139	1,736,169
Roper Technologies, Inc.	899	490,108
Salesforce, Inc. (a) (b)	12,111	3,186,889
SentinelOne, Inc., Class A (a)	4,278	117,388
ServiceNow, Inc. (a) (b)	2,017	1,424,990
Smartsheet, Inc., Class A (a)	16,360	782,335
Splunk, Inc. (a)	524	79,831
Teradata Corp. (a)	9,509	413,737
Varonis Systems, Inc. (a)	1,948	88,205
Workday, Inc., Class A (a)	10,211	2,818,849
Workiva, Inc. (a)	1,084	110,059
Zoom Video Communications, Inc., Class A (a)	3,431	246,723
Zscaler, Inc. (a)	667	147,781
		82,170,244

	Number of Shares	Value
Specialized REITs — 0.3%
American Tower Corp. (b)	9,662	$2,085,833
Crown Castle, Inc. (b)	879	101,252
Equinix, Inc. (b)	1,071	862,573
Lamar Advertising Co., Class A	1,273	135,294
National Storage Affiliates Trust	2,017	83,645
		3,268,597
Specialty Retail — 0.6%
Advance Auto Parts, Inc.	13,323	813,103
Arhaus, Inc. (a) (b)	46,511	551,155
AutoZone, Inc. (a) (b)	218	563,663
Burlington Stores, Inc. (a) (b)	2,377	462,279
Chewy, Inc., Class A (a) (b)	20,866	493,064
Chico’s FAS, Inc. (a) (b)	38,193	289,503
Dick’s Sporting Goods, Inc. (b)	4,092	601,319
Gap, Inc.	6,403	133,887
National Vision Holdings, Inc. (a) (b)	10,251	214,553
Petco Health & Wellness Co., Inc. (a)	188,784	596,557
Sally Beauty Holdings, Inc. (a) (b)	4,017	53,346
Ulta Beauty, Inc. (a) (b)	2,904	1,422,931
Victoria’s Secret & Co. (a)	36,306	963,561
Wayfair, Inc., Class A (a)	5,105	314,979
		7,473,900
Technology Hardware, Storage & Peripherals — 1.0%
Apple, Inc. (b)	44,909	8,646,330
Dell Technologies, Inc., Class C	20,853	1,595,254
Hewlett Packard Enterprise Co.	13,168	223,593
HP, Inc. (b)	9,552	287,420
Pure Storage, Inc., Class A (a)	12,271	437,584
Seagate Technology Holdings PLC	3,196	272,842
Super Micro Computer, Inc. (a)	1,673	475,567
Western Digital Corp. (a)	4,932	258,289
		12,196,879
Textiles, Apparel & Luxury Goods — 0.6%
Crocs, Inc. (a)	14,138	1,320,631
NIKE, Inc., Class B (b)	46,869	5,088,567
Skechers USA, Inc., Class A (a) (b)	20,222	1,260,639
		7,669,837
Tobacco — 0.6%
Altria Group, Inc. (b)	2,104	84,875
Philip Morris International, Inc. (b)	75,196	7,074,440
		7,159,315
Trading Companies & Distributors — 0.2%
Air Lease Corp.	20,201	847,230
Core & Main, Inc., Class A (a) (b)	11,082	447,824
GMS, Inc. (a)	2,994	246,795
United Rentals, Inc. (b)	433	248,291
WESCO International, Inc. (b)	1,546	268,818
		2,058,958
Water Utilities — 0.2%
American States Water Co.	1,573	126,501
American Water Works Co., Inc. (b)	8,683	1,146,069
California Water Service Group	4,664	241,922

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2023
	Number of Shares	Value
Essential Utilities, Inc.	8,818	$329,352
SJW Group	4,642	303,355
York Water Co.	1,505	58,123
		2,205,322
Wireless Telecommunication Services — 0.1%
T-Mobile U.S., Inc. (b)	10,216	1,637,931
Total U.S. Common Stocks (Cost $499,594,534)		583,273,594
Foreign Common Stocks — 18.7%
Argentina — 0.0%
Cresud SACIF y A – SPADR	22,762	215,785
IRSA Inversiones y Representaciones SA ADR	847	7,284
		223,069
Australia — 0.1%
Champion Iron Ltd. (b)	106,700	600,718
Bermuda — 0.1%
Axis Capital Holdings Ltd.	9,670	535,428
Liberty Global Ltd., Class C (a)	17,548	327,095
RenaissanceRe Holdings Ltd.	1,974	386,904
		1,249,427
Brazil — 0.1%
Centrais Eletricas Brasileiras SA	198,202	1,707,085
Burkina Faso — 0.1%
Endeavour Mining PLC	38,500	864,982
Cameroon, United Republic Of — 0.1%
Golar LNG Ltd.	25,231	580,061
Canada — 5.0%
Air Canada (a) (b)	42,200	595,236
Alaris Equity Partners Income (b)	50,900	625,758
Algoma Steel Group, Inc.	29,965	300,549
Aris Mining Corp. (a)	250,800	827,136
Artemis Gold, Inc. (a)	318,621	1,519,705
Barrick Gold Corp. – NYSE Shares	99,583	1,801,456
Bear Creek Mining Corp. (a)	319,151	43,355
Bombardier, Inc., Class B (a) (b)	16,200	650,543
Brookfield Corp., Class A	19,506	782,581
Cameco Corp. – TSX Shares (b)	23,000	991,653
Canadian Pacific Kansas City Ltd. (b)	11,954	945,083
Capstone Copper Corp. (a) (b)	157,900	768,616
Celestica, Inc. (a) (b)	29,453	862,663
Cineplex, Inc. (a)	62,900	397,323
Collective Mining Ltd. (a)	67,700	216,121
Crescent Point Energy Corp. (b)	129,100	895,384
Dundee Corp., Class A (a)	405,126	281,284
Dye & Durham Ltd. (b)	111,900	1,212,697
Enbridge, Inc. (b)	23,800	856,768
Enerflex Ltd. (b)	144,100	666,641
Equinox Gold Corp. (a) (f)	437,572	2,126,685
Equinox Gold Corp. (a)	414,199	2,025,433
Exchange Income Corp. (b)	18,900	643,289
Fission Uranium Corp. (a) (f)	913,500	744,561
	Number of Shares	Value
Franco-Nevada Corp. (b)	10,000	$1,107,656
Global Atomic Corp. (a)	212,900	446,671
goeasy Ltd. (b)	8,900	1,061,646
Hammond Power Solutions, Inc. (b)	1,600	98,653
International Tower Hill Mines Ltd. (a)	376,174	220,062
Ivanhoe Mines Ltd., Class A (a) (f)	53,129	515,232
Lithium Americas Argentina Corp. (a)	242,205	1,530,736
Lithium Americas Corp. (a)	130,411	834,630
Lithium Ionic Corp. (a)	353,000	466,209
Magna International, Inc. (b)	41,211	2,434,746
Maple Leaf Foods, Inc. (b)	34,200	651,453
MEG Energy Corp. (a)	16,179	289,013
Neighbourly Pharmacy, Inc. (b)	60,100	761,540
North American Construction Group Ltd. (b)	27,600	575,933
Northern Dynasty Minerals Ltd. (a)	752,336	244,145
Northern Dynasty Minerals Ltd. (a)	338,909	109,569
Novagold Resources, Inc. (a)	280,269	1,048,206
Nuvei Corp. (b) (g)	29,800	782,867
Open Text Corp. (b)	30,500	1,281,872
Orla Mining Ltd. (a) (b)	164,900	537,616
Osisko Gold Royalties Ltd.	20,141	287,614
Osisko Mining, Inc. (a) (b)	156,400	315,149
Pan American Silver Corp. (f)	50,203	819,509
Pasofino Gold Ltd. (a)	61,000	20,026
Pembina Pipeline Corp. (a) (b)	23,300	791,291
Precision Drilling Corp. (a) (b)	17,300	939,518
Premium Nickel Resources Ltd. (a)	222,000	211,101
RB Global, Inc. (b)	8,200	548,730
Sandstorm Gold Ltd.	64,330	323,580
Seabridge Gold, Inc. (a) (f)	101,511	1,230,344
Seabridge Gold, Inc. (a)	58,102	704,777
Shopify, Inc., Class A (a)	122,951	9,577,883
Solaris Resources, Inc. (a)	46,370	144,529
Solaris Resources, Inc. (a) (c) (h)	16,600	51,740
Somerset Energy Partners Corp. (a) (c) (d) (e)	130,200	44,217
Spin Master Corp. (b) (g)	28,400	747,160
Sprott Physical Uranium Trust	121,920	2,600,248
Sprott, Inc. (f)	18,058	611,632
Superior Plus Corp. (b)	74,100	538,533
Tamarack Valley Energy Ltd. (b)	70,300	162,878
Teck Resources Ltd., Class B (b)	23,000	972,212
Thomson Reuters Corp. (b)	7,179	1,049,713
Western Copper & Gold Corp. (a) (f)	137,610	181,742
Wheaton Precious Metals Corp.	54,552	2,691,596
		61,344,697
Cayman Islands — 0.0%
Changgang Dunxin Enterprise Co. Ltd. (a) (c) (d)	4,640,000	—
Sucro Ltd.	28,710	216,671
		216,671
Chile — 0.0%
Lundin Mining Corp.	10,297	84,238

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2023
	Number of Shares	Value
China — 0.6%
Alibaba Group Holding Ltd. – SPADR	8,546	$662,401
CGN Power Co. Ltd., Class H (g)	10,059,000	2,625,483
China Communications Services Corp. Ltd., Class H	2,690,000	1,114,552
China Shenhua Energy Co. Ltd., Class H	202,500	693,119
Guangshen Railway Co. Ltd., Class H (a)	2,686,000	522,437
JD.com, Inc. – ADR (b)	14,818	428,092
PDD Holdings, Inc. – ADR (a) (b)	2,752	402,645
Shanghai Electric Group Co. Ltd., Class H (a)	2,464,000	513,808
Sinopec Engineering Group Co. Ltd., Class H	628,000	321,706
Sinopharm Group Co. Ltd., Class H	118,000	308,428
Trip.com Group Ltd. – ADR (a) (b)	5,130	184,731
		7,777,402
Colombia — 0.1%
Ecopetrol SA – SPADR	107,008	1,275,535
Denmark — 2.2%
Ascendis Pharma AS – ADR (a)	1,276	160,712
Coloplast AS, Class B	32,649	3,732,705
GN Store Nord AS (a) (b)	6,266	159,316
H Lundbeck AS (b)	1,037,984	5,042,627
Novo Nordisk AS, Class B (b)	134,992	13,962,875
Novozymes AS, Shares – B (b)	74,787	4,117,784
		27,176,019
Finland — 0.5%
Mandatum OYJ (a) (b)	62,184	278,951
Mandatum OYJ (a)	93,065	418,932
Nanoform Finland PLC (a)	487,214	912,996
Nordea Bank Abp (b)	201,557	2,498,759
Sampo OYJ, Shares – A (b)	44,207	1,934,641
		6,044,279
France — 1.2%
Carrefour SA	36,561	669,143
Euroapi SA (a)	3,826	24,292
L’Oreal SA	17,010	8,457,467
LVMH Moet Hennessy Louis Vuitton SE	7,390	5,994,216
		15,145,118
Germany — 0.1%
K&S AG	106,294	1,678,947
Hong Kong — 0.4%
CECEP COSTIN New Materials Group Ltd. (a) (c) (d)	1,736,000	—
CK Hutchison Holdings Ltd.	490,000	2,637,359
First Pacific Co. Ltd.	1,796,000	714,826
Hi Sun Technology China Ltd. (a) (f)	3,918,000	261,183
Hua Han Health Industry Holdings Ltd. (a) (c) (d)	6,984,000	—
Luks Group Vietnam Holdings Co. Ltd.	1,682,000	196,020
PAX Global Technology Ltd.	350,000	271,692
WH Group Ltd. (g)	1,010,000	651,465
		4,732,545

	Number of Shares	Value
India — 0.1%
WNS Holdings Ltd. – ADR (a) (b)	9,138	$577,522
Indonesia — 0.0%
United Tractors Tbk. PT	19,500	28,633
Ireland — 0.2%
Accenture PLC, Class A (b)	2,849	999,742
AerCap Holdings NV (a)	7,924	588,912
Medtronic PLC (b)	12,216	1,006,354
		2,595,008
Israel — 0.2%
Fiverr International Ltd. (a)	43,100	1,173,182
JFrog Ltd. (a)	18,762	649,353
Nice Ltd. – SPADR (a)	379	75,614
Playtika Holding Corp. (a)	75,287	656,503
		2,554,652
Japan — 0.6%
Advanced Micro Devices, Inc. (a) (b)	2,245	330,936
Electric Power Development Co. Ltd.	7,000	114,408
Fukuda Corp.	12,200	434,554
Inpex Corp. (f)	23,300	314,049
Japan Petroleum Exploration Co. Ltd.	17,700	655,953
Kamigumi Co. Ltd.	32,600	776,554
Kato Sangyo Co. Ltd.	10,400	338,307
Kyorin Pharmaceutical Co. Ltd.	96,200	1,212,998
Medipal Holdings Corp.	10,700	173,238
Mitsubishi Corp.	17,700	281,917
Mitsui & Co. Ltd.	9,300	346,510
Suzuken Co. Ltd.	30,800	1,019,124
West Japan Railway Co.	32,000	1,332,598
		7,331,146
Kazakhstan — 0.4%
Halyk Savings Bank of Kazakhstan JSC – GDR (h)	92,228	1,398,409
NAC Kazatomprom JSC – GDR (h)	24,405	1,003,057
NAC Kazatomprom JSC – GDR, 144A Shares (g)	73,742	3,016,048
		5,417,514
Lebanon — 0.0%
Solidere – ADR (a) (c) (d) (h)	38,451	513,898
Luxembourg — 0.0%
Ardagh Metal Packaging SA	115,651	444,100
Malaysia — 0.1%
Genting Plantations Bhd.	299,100	369,498
Oriental Holdings Bhd.	198,500	273,386
		642,884
Malta — 0.4%
Kambi Group PLC (a)	320,719	5,331,392
Mexico — 0.1%
Coca-Cola Femsa SAB de CV – SPADR	2,317	219,281
Fomento Economico Mexicano SAB de CV – SPADR	4,437	578,363
		797,644

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2023
	Number of Shares	Value
Mongolia — 0.0%
SJM Holdings Ltd. (a) (f)	725,000	$228,962
Netherlands — 0.0%
NXP Semiconductors NV	1,826	419,396
New Zealand — 0.0%
Eroad Ltd. (a)	128,400	82,139
Puerto Rico — 0.0%
EVERTEC, Inc.	10,503	429,993
Russia — 0.0%
Etalon Group PLC – GDR (a) (c) (d) (h)	599,848	—
Etalon Group PLC – GDR – LSE Shares (a) (c) (d) (h)	84,223	—
Federal Grid Co.-Rosseti PJSC (a) (c) (d)	1,019,443,892	—
Gazprom PJSC (a) (c) (d)	1,409,587	—
Lenta International Co. PJSC – GDR (a) (c) (d)	351,208	—
LSR Group PJSC (c) (d)	96,020	—
Moscow Exchange MICEX-Rates PJSC (c) (d)	798,487	—
Polyus PJSC – GDR (a) (c) (d) (h)	34,231	—
RusHydro PJSC (c) (d)	354,557,380	—
Sberbank of Russia PJSC (c) (d)	688,194	—
VTB Bank PJSC (a) (c) (d)	2,650,300,990	—
		—
Singapore — 0.4%
First Resources Ltd.	1,008,300	1,091,520
Golden Agri-Resources Ltd.	15,565,400	3,068,451
Yoma Strategic Holdings Ltd. (a) (f)	3,695,700	201,372
		4,361,343
South Africa — 0.6%
Anglo American Platinum Ltd. (f)	22,273	1,170,958
Gold Fields Ltd.	26,235	385,353
Harmony Gold Mining Co. Ltd. – SPADR	409,436	2,518,031
Impala Platinum Holdings Ltd. (f)	701,654	3,505,147
		7,579,489
South Korea — 1.7%
DL E&C Co. Ltd.	45,115	1,259,194
GS Holdings Corp.	19,716	625,338
Hana Financial Group, Inc.	30,693	1,031,884
Hankook & Co. Co. Ltd.	57,252	691,855
Hyundai Department Store Co. Ltd.	36,207	1,453,605
Korea Electric Power Corp.	102,211	1,499,178
Korea Electric Power Corp. – SPADR (f)	106,105	769,261
Korean Reinsurance Co.	107,955	600,131
KT Corp.	21,369	569,784
KT Corp. – SPADR	363,972	4,891,784
LG Corp.	26,707	1,776,611
	Number of Shares	Value
LG Uplus Corp.	499,908	$3,968,643
Lotte Chemical Corp.	11,482	1,363,026
LX Holdings Corp. (a)	25,711	140,654
PHA Co. Ltd.	23,013	177,538
		20,818,486
Spain — 0.3%
Amadeus IT Group SA	47,468	3,404,407
Sri Lanka — 0.0%
Hemas Holdings PLC	1,337,560	284,666
Sweden — 1.1%
Alfa Laval AB (b)	15,543	623,650
Alleima AB (b)	1	8
Atlas Copco AB, Shares – B (b)	133,455	1,978,426
Boule Diagnostics AB (a)	180,978	201,497
Elanders AB, Shares – B	32,273	307,162
Fortnox AB (b)	296,459	1,782,193
Greater Than AB (a)	280,071	2,038,888
Infant Bacterial Therapeutics AB (a)	61,765	550,699
Investor AB, Shares – B (b)	124,985	2,900,891
Nibe Industrier AB, Shares – B (b)	50,160	354,522
Skandinaviska Enskilda Banken AB, Class A (b)	200,534	2,760,402
		13,498,338
Switzerland — 0.2%
Sportradar Holding AG, Class A (a)	242,781	2,682,730
Thailand — 0.1%
Kasikornbank PCL	167,200	548,170
Ukraine — 0.1%
Astarta Holding PLC	45,135	329,170
MHP SE – GDR – OTC Shares (a) (h)	236,097	723,112
		1,052,282
United Kingdom — 1.4%
Atlassian Corp., Class A (a)	22,600	5,375,636
British American Tobacco PLC – SPADR	39,758	1,164,512
Diageo PLC	95,664	3,473,962
Gabriel Resources Ltd. (a)	1,962,000	636,700
Genius Sports Ltd. (a) (b)	134,564	831,606
Unilever PLC	83,348	4,032,702
Vodafone Group PLC	706,873	614,042
Yellow Cake PLC (a) (g)	188,718	1,486,139
		17,615,299
Zambia — 0.1%
First Quantum Minerals Ltd.	85,761	702,243
Total Foreign Common Stocks (Cost $228,921,356)		230,643,129
Total Common Stocks (Cost $728,515,890)		813,916,723

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2023
	Number of Contracts	Value
Right — 0.0%
Pan American Silver Corp., Expiring 02/22/29 (Canada) (a) (c) (Cost $77,783)	367,492	$189,258
Warrants — 0.1%
Aretto Wellness, Inc., Expiring 03/05/24 (Canada) (a)	5,197	39
Ascot Resources Ltd., Expiring 03/08/24 (Canada) (a) (c)	63,350	7
Atlas Salt, Inc., Expiring 01/16/25 (Canada) (a) (c)	137,250	1,589
Cardiol Therapeutics, Inc., Expiring 11/05/24 (Canada) (a) (c)	7,900	83
Century Lithium Corp., Expiring 02/04/24 (Canada) (a) (c)	37,100	—
Century Lithium Corp., Expiring 03/22/24 (Canada) (a) (c)	63,100	—
EBET, Inc., Expiring 08/02/28 (United States) (a) (c)	266	43
Encore Energy Corp., Expiring 02/08/26 (Canada) (a) (c)	49,400	76,624
Esports Technologies, Inc., Expiring 11/30/26 (United States) (a) (c) (e)	1,005	159
FG Acquisition Corp., Expiring 04/05/30 (Canada) (a)	16,150	17,765
Global Atomic Corp., Expiring 09/17/24 (Canada) (a) (c)	61,100	17,630
Global Atomic Corp., Expiring 12/28/24 (Canada) (a) (c)	138,100	79,737
Gryphon Digital Mining, Inc., Expiring 06/30/24 (United States) (a) (c) (d) (e)	10,298	3,386
Heliostar Metals Ltd., Expiring 03/09/26 (Canada) (a) (c)	131,700	10,560
Hive Digital Technologies Ltd., Expiring 04/28/24 (Canada) (a) (c)	89,800	522,467
Hive Digital Technologies Ltd., Expiring 05/30/24 (Canada) (a)	20,100	4,854
i-80 Gold Corp., Expiring 03/28/24 (Canada) (a) (c)	95,000	1,916
Rambler Metals & Mining PLC, Expiring 01/13/26 (United Kingdom) (a) (c) (d)	9,834	—
Revive Therapeutics Ltd., Expiring 02/12/24 (Canada) (a) (c)	85,700	—
Royal Helium Ltd., Expiring 06/30/25 (Canada) (a) (c) (e)	1,159,587	68,382
Royal Helium Ltd., Expiring 01/10/26 (Canada) (a) (c) (e)	1,538,400	90,770
Somerset Energy Partners Corp., Expiring 04/08/24 (Canada) (a) (c) (d) (e)	130,200	3,329
Swiftmerge Acquisition Corp., Expiring 12/15/26 (United States) (a) (c) (e)	9,258	398
Trillion Energy International, Inc., Expiring 06/29/25 (Canada) (a)	1,561,485	35,353
Ur-Energy, Inc., Expiring 02/21/26 (Canada) (a) (c)	50,000	23,165
Valens Co., Inc., Expiring 01/29/24 (Canada) (a) (c)	43,100	6
Valens Co., Inc., Expiring 06/01/24 (Canada) (a) (c)	37,950	22
	Number of Contracts	Value
Village Farms International, Inc., Expiring 09/10/25 (United States) (a) (c)	75,000	$1,513
Total Warrants (Cost $508,142)		959,797
	Principal Amount	Value
Corporate Bonds — 0.2%
Banks — 0.1%
Bank of Nova Scotia (VRN), 8.625%, 10/27/82 (Canada)	$728,000	756,043
Toronto-Dominion Bank (VRN), 8.125%, 10/31/82 (Canada)	718,100	747,490
Total Banks (Cost $1,452,378)		1,503,533
Oil, Gas & Consumable Fuels — 0.1%
Royal Helium Ltd., 14.000%, 12/31/25 (Canada) (c) (e)	312,000	235,463
Trillion Energy International, Inc., 12.000%, 04/30/25 (Canada) (c) (d) (e)	453,800	342,477
Total Oil, Gas & Consumable Fuels (Cost $524,898)		577,940
Total Corporate Bonds (Cost $1,977,276)		2,081,473
Convertible Bonds — 0.0%
Health Care Equipment & Supplies — 0.0%
Synaptive Medical, Inc., 10.000%, 10/31/24 (c) (d) (e)	120,000	120,000
Oil, Gas & Consumable Fuels — 0.0%
Royal Helium Ltd., 12.000%, 06/30/25 (Canada) (c) (d) (e)	429,000	323,761
Total Convertible Bonds (Cost $439,565)		443,761
U.S. Treasury Bonds/Notes — 7.4%
U.S. Treasury Notes, 0.375%, 09/15/24 (f)	732,000	708,896
U.S. Treasury Notes, 1.500%, 09/30/24	1,680,000	1,637,803
U.S. Treasury Notes, 4.500%, 11/30/24	4,817,000	4,799,313
U.S. Treasury Notes, 1.500%, 02/15/25	3,264,000	3,150,143
U.S. Treasury Notes, 2.125%, 05/15/25 (f)	2,070,000	2,004,261
U.S. Treasury Notes, 0.250%, 05/31/25	1,746,000	1,644,582
U.S. Treasury Notes, 3.000%, 07/15/25	965,000	944,079
U.S. Treasury Notes, 5.000%, 09/30/25	2,300,000	2,323,898
U.S. Treasury Notes, 2.250%, 11/15/25 (f)	1,907,000	1,837,126
U.S. Treasury Notes, 0.375%, 11/30/25	2,022,900	1,879,085
U.S. Treasury Notes, 0.375%, 01/31/26	1,523,000	1,407,407

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2023
	Principal Amount	Value
U.S. Treasury Notes, 0.500%, 02/28/26	$1,648,000	$1,523,434
U.S. Treasury Notes, 1.875%, 07/31/26	1,973,000	1,867,105
U.S. Treasury Notes, 1.125%, 10/31/26	2,487,000	2,296,103
U.S. Treasury Notes, 1.500%, 01/31/27	3,750,000	3,482,666
U.S. Treasury Notes, 1.875%, 02/28/27	2,249,000	2,109,492
U.S. Treasury Notes, 2.750%, 07/31/27 (f)	2,450,000	2,353,340
U.S. Treasury Notes, 0.500%, 08/31/27	2,400,000	2,122,125
U.S. Treasury Notes, 4.125%, 09/30/27	892,000	898,272
U.S. Treasury Notes, 0.625%, 11/30/27	2,799,000	2,469,024
U.S. Treasury Notes, 1.250%, 03/31/28	3,482,000	3,125,231
U.S. Treasury Notes, 1.250%, 05/31/28	1,719,000	1,537,095
U.S. Treasury Notes, 2.875%, 08/15/28 (f)	900,000	862,102
U.S. Treasury Notes, 1.125%, 08/31/28 (f)	1,576,000	1,392,913
U.S. Treasury Notes, 4.375%, 08/31/28	1,460,000	1,492,622
U.S. Treasury Notes, 4.625%, 09/30/28	850,000	878,189
U.S. Treasury Notes, 4.875%, 10/31/28	1,010,000	1,055,292
U.S. Treasury Notes, 2.750%, 08/15/32 (f)	13,699,000	12,569,368
U.S. Treasury Notes, 3.375%, 05/15/33	15,891,000	15,282,673
U.S. Treasury Notes, 3.875%, 08/15/33	12,374,000	12,383,667
Total U.S. Treasury Bonds/Notes (Cost $91,367,220)		92,037,306
	Number of Shares	Value
Acquired Funds — 22.5%
Exchange-Traded Funds (ETFs) — 9.9%
Energy Select Sector SPDR Fund	76,993	6,455,093
Financial Select Sector SPDR Fund	362,949	13,646,883
Health Care Select Sector SPDR Fund (f)	286,581	39,083,917
iShares MSCI China ETF	277,008	11,285,306
iShares Russell 2000 ETF	7,000	1,404,970
Technology Select Sector SPDR Fund	162,475	31,273,188
Vanguard Financials ETF	213,451	19,692,989
		122,842,346
Private Investment Funds (i) — 12.6%
Bellus Ventures II, LP (a) (c) (d) (e)	120,795	26,143,781
Eversept Global Healthcare Fund, LP (a) (c) (d) (e)		29,761,609
Farallon Capital Institutional Partners, LP (a) (c) (d) (e)		916,970
	Number of Shares	Value
Helikon Long Short Equity Fund ICAV (a) (c) (d) (e)	4,297	$19,282,578
Honeycomb Partners, LP (a) (c) (d) (e)		25,462,400
Northwest Feilong Fund Ltd. (a) (c) (d) (e)	7,235	17,890,692
QVT Roviant, LP (a) (c) (d) (e)	2,134	8,022,449
Voloridge Fund, LP (a) (c) (d) (e)		17,830,013
Voloridge Trading Aggressive Fund (a) (c) (d) (e)		9,746,987
		155,057,479
Total Acquired Funds (Cost $221,347,625)		277,899,825
Preferred Stocks — 0.3%
Draegerwerk AG & Co. KGaA, 0.37% (Germany)	15,926	910,873
Hyundai Motor Co., 2.63% (South Korea)	15,473	1,369,716
Hyundai Motor Co., 2.64% (South Korea)	7,811	687,288
Petroleo Brasileiro SA, 8.49% (Brazil)	84,100	642,881
Synaptive Medical, Inc., Class B, 0.00% (Canada) (a) (c) (d) (e)	89,142	185,712
Total Preferred Stocks (Cost $2,920,874)		3,796,470
	Number of Contracts	Value
Purchased Option Contracts — 0.0%
Calls — 0.0%
ADT, Inc., Notional Amount $319,200, Strike Price $8 Expiring 01/19/2024 (United States)	399	1,197
ADT, Inc., Notional Amount $584,500, Strike Price $7 Expiring 01/19/2024 (United States)	835	16,700
Avantor, Inc., Notional Amount $648,000, Strike Price $22.5 Expiring 01/19/2024 (United States)	288	24,480
Globalstar, Inc., Notional Amount $158,600, Strike Price $2 Expiring 01/19/2024 (United States)	793	6,344
Globalstar, Inc., Notional Amount $114,600, Strike Price $1.5 Expiring 01/19/2024 (United States)	764	34,380
Swedbank AB, Notional Amount $24,120,000, Strike Price $200 Expiring 01/19/2024 (Sweden)	1,206	60,981
Total Calls (Cost $127,570)		144,082
Puts — 0.0%
AAK AB, Notional Amount $11,358,000, Strike Price $180 Expiring 03/15/2024 (Sweden)	631	63
AAK AB, Notional Amount $11,120,000, Strike Price $200 Expiring 06/20/2024 (Sweden)	556	19,294
Axfood AB, Notional Amount $14,675,000, Strike Price $250 Expiring 03/15/2024 (Sweden)	587	8,730

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2023
	Number of Contracts	Value
Axfood AB, Notional Amount $7,488,000, Strike Price $240 Expiring 03/15/2024 (Sweden)	312	$1,856
BlackBerry Ltd., Notional Amount $415,450, Strike Price $3.5 Expiring 01/19/2024 (United States)	1,187	17,805
Call EUR vs. Put JPY, Notional Amount $1,006,400,000, Strike Price $136 Expiring 09/05/2024 (Germany)	7,400,000	52,291
Call EUR vs. Put JPY, Notional Amount $1,006,400,000, Strike Price $136 Expiring 09/06/2024 (Germany)	7,400,000	52,585
Evolution AB, Notional Amount $12,036,000, Strike Price $1,020 Expiring 03/15/2024 (Sweden)	118	8,190
Industrivarden AB, Notional Amount $17,023,000, Strike Price $290 Expiring 03/15/2024 (Sweden)	587	4,074
Sandvik AB, Notional Amount $10,836,000, Strike Price $180 Expiring 03/15/2024 (Sweden)	602	4,476
Sandvik AB, Notional Amount $10,526,000, Strike Price $190 Expiring 06/20/2024 (Sweden)	554	22,520
Skanska AB, Notional Amount $9,984,000, Strike Price $160 Expiring 03/15/2024 (Sweden)	624	8,662
Stora Enso Oyj, Notional Amount $7,956,000, Strike Price $130 Expiring 03/15/2024 (Sweden)	612	20,327
Svenska Cellulosa AB SCA, Notional Amount $17,108,000, Strike Price $140 Expiring 03/15/2024 (Sweden)	1,222	33,318
Svenska Cellulosa AB SCA, Notional Amount $16,159,000, Strike Price $130 Expiring 03/15/2024 (Sweden)	1,243	15,405
Volvo AB, Notional Amount $13,004,117, Strike Price $202.98 Expiring 03/15/2024 (Sweden)	622	64
Volvo AB, Notional Amount $24,612,000, Strike Price $210 Expiring 06/20/2024 (Sweden)	1,172	18,592
Total Puts (Cost $1,449,641)		288,252
Total Purchased Option Contracts (Cost $1,577,211)		432,334
	Number of Units	Value
Disputed Claims Receipt — 0.0%
AMR Corp. (Cost $0) (c) (d) (e)	260,322	—
	Principal Amount	Value
Short-Term Investments — 14.8%
Repurchase Agreement — 11.8%
Fixed Income Clearing Corp. issued on
12/29/23 (proceeds at maturity
$145,574,249) (collateralized by
U.S. Treasury Note, due 04/30/27
with a total par value of
$125,596,800 and a total market
value of $112,329,399; U.S.
Treasury Notes, due 03/31/27 with
a total par value of $10,315,900
and a total market value of
$9,934,847;U.S. Treasury Notes,
due 03/15/26 with a total par
value of $23,124,400 and a total
market value of $23,645,186; U.S.
Treasury Inflation Indexed Notes,
due 04/15/24 with a total par
value of $2,116,300 and a total
market value of $2,550,075),
1.600%, 01/02/24
(Cost $145,548,374)
	$145,548,374	$145,548,374
Unaffiliated Investment Company — 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.360%, (j) (k) (Cost $1,877,933)	1,877,933	1,877,933
U.S. Treasury Bills — 2.8%
U.S. Treasury Bills, 5.391%, 01/16/24 (j)	2,602,000	2,596,680
U.S. Treasury Bills, 5.547%, 03/28/24 (j)	25,690,000	25,371,073
U.S. Treasury Bills, 5.437%, 05/23/24 (j)	7,108,300	6,965,309
Total U.S. Treasury Bills (Cost $34,917,910)		34,933,062
Total Short-Term Investments (Cost $182,344,217)		182,359,369
Total Investments – 111.2% (Cost $1,231,075,803)		1,374,116,316
Liabilities in Excess of Other Assets – (11.2)%		(138,915,581)
Net Assets – 100.0%		$1,235,200,735

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2023
	Number of Shares	Value
Securities Sold Short — (11.9)%
Common Stocks — (11.9)%
U.S. Common Stocks — (8.5)%
Aerospace & Defense — (0.1)%
Axon Enterprise, Inc. (a)	(1,464)	$(378,195)
Mercury Systems, Inc. (a)	(7,760)	(283,783)
		(661,978)
Automobile Components — (0.1)%
Goodyear Tire & Rubber Co. (a)	(34,749)	(497,606)
QuantumScape Corp. (a)	(76,129)	(529,096)
		(1,026,702)
Automobiles — (0.1)%
Ford Motor Co.	(950)	(11,581)
Harley-Davidson, Inc.	(4,920)	(181,253)
Lucid Group, Inc. (a)	(26,907)	(113,278)
Tesla, Inc. (a)	(1,466)	(364,272)
Winnebago Industries, Inc.	(1,755)	(127,904)
		(798,288)
Banks — (0.1)%
Bank OZK	(7,960)	(396,647)
Cadence Bank	(16,014)	(473,854)
First Financial Bankshares, Inc.	(10,017)	(303,515)
Glacier Bancorp, Inc.	(461)	(19,048)
Park National Corp.	(543)	(72,143)
U.S. Bancorp	(3,361)	(145,464)
Western Alliance Bancorp	(6,192)	(407,372)
		(1,818,043)
Beverages — (0.0)%
Boston Beer Co., Inc. (The), Class A (a)	(998)	(344,899)
Molson Coors Beverage Co., Class B	(1,362)	(83,368)
		(428,267)
Biotechnology — (0.4)%
Apellis Pharmaceuticals, Inc. (a)	(1,461)	(87,455)
Arrowhead Pharmaceuticals, Inc. (a)	(22,507)	(688,714)
Ionis Pharmaceuticals, Inc. (a)	(7,625)	(385,749)
Karuna Therapeutics, Inc. (a)	(3,175)	(1,004,919)
Moderna, Inc. (a)	(5,697)	(566,567)
Roivant Sciences Ltd. (a)	(29,991)	(336,799)
Twist Bioscience Corp. (a)	(40,986)	(1,510,744)
		(4,580,947)
Broadline Retail — (0.1)%
Kohl’s Corp.	(51,715)	(1,483,186)
Building Products — (0.1)%
Advanced Drainage Systems, Inc.	(2,817)	(396,183)
AZEK Co., Inc. (a)	(11,701)	(447,563)
Hayward Holdings, Inc. (a)	(16,878)	(229,541)
Lennox International, Inc.	(103)	(46,094)
Trex Co., Inc. (a)	(7,767)	(643,030)
		(1,762,411)
	Number of Shares	Value
Capital Markets — (0.1)%
Coinbase Global, Inc., Class A (a)	(6,026)	$(1,048,042)
Houlihan Lokey, Inc.	(2,182)	(261,644)
WisdomTree, Inc.	(9,982)	(69,175)
		(1,378,861)
Chemicals — (0.2)%
Albemarle Corp.	(456)	(65,883)
Cabot Corp.	(1,403)	(117,151)
Celanese Corp.	(3,790)	(588,852)
Ginkgo Bioworks Holdings, Inc. (a)	(332,291)	(561,572)
Tronox Holdings PLC	(53,001)	(750,494)
		(2,083,952)
Commercial Services & Supplies — (0.0)%
Casella Waste Systems, Inc., Class A (a)	(3,204)	(273,814)
Matthews International Corp., Class A	(3,551)	(130,144)
		(403,958)
Communications Equipment — (0.1)%
Extreme Networks, Inc. (a)	(30,970)	(546,311)
F5, Inc. (a)	(410)	(73,382)
Lumentum Holdings, Inc. (a)	(14,284)	(748,767)
		(1,368,460)
Construction & Engineering — (0.1)%
Comfort Systems USA, Inc.	(4,227)	(869,367)
Quanta Services, Inc.	(146)	(31,507)
Sterling Infrastructure, Inc. (a)	(4,471)	(393,135)
		(1,294,009)
Consumer Finance — (0.2)%
Ally Financial, Inc.	(18,337)	(640,328)
Credit Acceptance Corp. (a)	(499)	(265,832)
SoFi Technologies, Inc. (a)	(134,459)	(1,337,867)
		(2,244,027)
Consumer Staples Distribution & Retail — (0.2)%
BJ’s Wholesale Club Holdings, Inc. (a)	(18,854)	(1,256,808)
Grocery Outlet Holding Corp. (a)	(3,800)	(102,448)
Sprouts Farmers Market, Inc. (a)	(14,246)	(685,375)
		(2,044,631)
Containers & Packaging — (0.0)%
Ball Corp.	(589)	(33,879)
Distributors — (0.0)%
Pool Corp.	(292)	(116,423)
Diversified Consumer Services — (0.3)%
Duolingo, Inc. (a)	(5,243)	(1,189,375)
European Wax Center, Inc., Class A (a)	(21,366)	(290,364)
Frontdoor, Inc. (a)	(12,170)	(428,627)
H&R Block, Inc.	(14,936)	(722,454)
Perdoceo Education Corp.	(24,005)	(421,528)
Service Corp. International	(2,578)	(176,464)
		(3,228,812)

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2023
	Number of Shares	Value
Diversified Telecommunication Services — (0.1)%
Cogent Communications Holdings, Inc.	(10,505)	$(799,010)
Electric Utilities — (0.1)%
Otter Tail Corp.	(8,906)	(756,743)
Southern Co.	(1,227)	(86,037)
		(842,780)
Electrical Equipment — (0.2)%
Atkore, Inc. (a)	(3,493)	(558,880)
Encore Wire Corp.	(3,031)	(647,422)
NEXTracker, Inc., Class A (a)	(1,820)	(85,267)
Plug Power, Inc. (a)	(70,658)	(317,961)
Shoals Technologies Group, Inc., Class A (a)	(39,284)	(610,473)
Sunrun, Inc. (a)	(15,325)	(300,830)
		(2,520,833)
Electronic Equipment, Instruments & Components — (0.1)%
Badger Meter, Inc.	(58)	(8,954)
Cognex Corp.	(1,331)	(55,556)
Crane NXT Co.	(3,435)	(195,348)
IPG Photonics Corp. (a)	(1,245)	(135,132)
Jabil, Inc.	(4,221)	(537,755)
Novanta, Inc. (a)	(3,446)	(580,341)
		(1,513,086)
Energy Equipment & Services — (0.0)%
Valaris, Ltd. (a)	(871)	(59,725)
Weatherford International PLC (a)	(911)	(89,123)
		(148,848)
Entertainment — (0.3)%
ROBLOX Corp., Class A (a)	(13,911)	(636,011)
Roku, Inc. (a)	(9,678)	(887,085)
Sphere Entertainment Co. (a)	(44,479)	(1,510,507)
Vivid Seats, Inc., Class A (a)	(39,269)	(248,180)
		(3,281,783)
Financial Services — (0.4)%
A-Mark Precious Metals, Inc.	(5,837)	(176,569)
Affirm Holdings, Inc. (a)	(27,338)	(1,343,389)
Flywire Corp. (a)	(43,827)	(1,014,595)
Remitly Global, Inc. (a)	(71,169)	(1,382,102)
Toast, Inc., Class A (a)	(64,737)	(1,182,098)
Western Union Co. (The)	(5,360)	(63,891)
		(5,162,644)
Food Products — (0.2)%
Cal-Maine Foods, Inc.	(4,085)	(234,438)
Campbell Soup Co.	(5,106)	(220,732)
Dole PLC (Ireland)	(19,082)	(234,518)
Freshpet, Inc. (a)	(6,847)	(594,046)
J M Smucker Co.	(1,290)	(163,030)
Lamb Weston Holdings, Inc.	(2,341)	(253,039)
Lancaster Colony Corp.	(5,068)	(843,264)
		(2,543,067)

	Number of Shares	Value
Gas Utilities — (0.0)%
Southwest Gas Holdings, Inc.	(1,290)	$(81,722)
Ground Transportation — (0.1)%
ArcBest Corp.	(3,964)	(476,512)
Avis Budget Group, Inc.	(3,127)	(554,292)
Saia, Inc. (a)	(1,144)	(501,324)
		(1,532,128)
Health Care Equipment & Supplies — (0.3)%
Align Technology, Inc. (a)	(3,135)	(858,990)
Atrion Corp.	(739)	(279,926)
Dexcom, Inc. (a)	(1,276)	(158,339)
ICU Medical, Inc. (a)	(1,717)	(171,253)
Lantheus Holdings, Inc. (a)	(1,392)	(86,304)
Masimo Corp. (a)	(6,079)	(712,520)
Neogen Corp. (a)	(32,123)	(645,993)
QuidelOrtho Corp. (a)	(1,321)	(97,358)
Tandem Diabetes Care, Inc. (a)	(11,139)	(329,492)
		(3,340,175)
Health Care Providers & Services — (0.1)%
Acadia Healthcare Co., Inc. (a)	(5,750)	(447,120)
agilon health, Inc. (a)	(48,253)	(605,575)
Henry Schein, Inc. (a)	(2,689)	(203,584)
R1 RCM, Inc. (a)	(28,361)	(299,776)
		(1,556,055)
Health Care REITs — (0.1)%
Medical Properties Trust, Inc.	(258,233)	(1,267,924)
Welltower, Inc.	(165)	(14,878)
		(1,282,802)
Hotels, Restaurants & Leisure — (0.7)%
Carnival Corp. (a)	(1,633)	(30,276)
Choice Hotels International, Inc.	(3,870)	(438,471)
Churchill Downs, Inc.	(11,186)	(1,509,327)
Domino’s Pizza, Inc.	(989)	(407,695)
DraftKings, Inc., Class A (a)	(4,443)	(156,616)
Dutch Bros, Inc., Class A (a)	(1,292)	(40,918)
Krispy Kreme, Inc.	(98,964)	(1,493,367)
Life Time Group Holdings, Inc. (a)	(51,753)	(780,435)
Light & Wonder, Inc. (a)	(2,309)	(189,592)
Norwegian Cruise Line Holdings Ltd. (a)	(71,622)	(1,435,305)
Planet Fitness, Inc., Class A (a)	(6,444)	(470,412)
Shake Shack, Inc., Class A (a)	(4,481)	(332,132)
Sweetgreen, Inc.,Class A (a)	(129,162)	(1,459,530)
Wingstop, Inc.	(79)	(20,270)
Wynn Resorts Ltd.	(491)	(44,735)
		(8,809,081)
Household Durables — (0.1)%
Helen of Troy Ltd. (a)	(1,116)	(134,824)
Sonos, Inc. (a)	(6,103)	(104,605)
Tempur Sealy International, Inc.	(10,275)	(523,717)
		(763,146)

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2023
	Number of Shares	Value
Household Products — (0.0)%
Clorox Co.	(369)	$(52,616)
WD-40 Co.	(906)	(216,597)
		(269,213)
Independent Power & Renewable Electricity Producers — (0.0)%
Ormat Technologies, Inc.	(3,122)	(236,616)
Insurance — (0.0)%
Brighthouse Financial, Inc. (a)	(4,641)	(245,602)
Interactive Media & Services — (0.1)%
IAC, Inc. (a)	(888)	(46,514)
Pinterest, Inc., Class A (a)	(5,203)	(192,719)
Snap, Inc., Class A (a)	(27,125)	(459,226)
Yelp, Inc. (a)	(779)	(36,878)
		(735,337)
IT Services — (0.1)%
Cloudflare, Inc., Class A (a)	(5,114)	(425,792)
Kyndryl Holdings, Inc. (a)	(10,403)	(216,174)
MongoDB, Inc. (a)	(134)	(54,786)
		(696,752)
Leisure Products — (0.2)%
Acushnet Holdings Corp.	(14,258)	(900,678)
BRP, Inc.	(5,500)	(393,578)
Topgolf Callaway Brands Corp. (a)	(31,750)	(455,295)
YETI Holdings, Inc. (a)	(7,743)	(400,932)
		(2,150,483)
Life Sciences Tools & Services — (0.2)%
Azenta, Inc. (a)	(10,059)	(655,243)
Fortrea Holdings, Inc. (a)	(499)	(17,415)
Illumina, Inc. (a)	(1,883)	(262,189)
Repligen Corp. (a)	(4,760)	(855,848)
Sotera Health Co. (a)	(8,303)	(139,906)
		(1,930,601)
Machinery — (0.4)%
Chart Industries, Inc. (a)	(7,530)	(1,026,565)
Kadant, Inc.	(1,941)	(544,082)
Lindsay Corp.	(2,296)	(296,551)
Mueller Industries, Inc.	(18,506)	(872,558)
Mueller Water Products, Inc., Class A	(9,760)	(140,544)
RBC Bearings, Inc. (a)	(340)	(96,863)
Snap-on, Inc.	(203)	(58,634)
Wabash National Corp.	(62,191)	(1,593,333)
		(4,629,130)
Media — (0.1)%
Fox Corp., Class A	(4,671)	(138,589)
News Corp., Class A	(44,155)	(1,084,005)
Paramount Global, Class B	(21,792)	(322,304)
		(1,544,898)
Metals & Mining — (0.1)%
Alcoa Corp.	(4,059)	(138,006)
MP Materials Corp. (a)	(81,613)	(1,620,018)
		(1,758,024)

	Number of Shares	Value
Office REITs — (0.0)%
Vornado Realty Trust	(14,018)	$(396,009)
Oil, Gas & Consumable Fuels — (0.1)%
Civitas Resources, Inc.	(6,184)	(422,862)
New Fortress Energy, Inc.	(7,923)	(298,935)
Permian Resources Corp.	(35,715)	(485,724)
Range Resources Corp.	(12,877)	(391,976)
		(1,599,497)
Passenger Airlines — (0.0)%
American Airlines Group, Inc. (a)	(42,615)	(585,530)
Personal Care Products — (0.1)%
Coty, Inc., Class A (a)	(29,681)	(368,638)
Edgewell Personal Care Co.	(8,957)	(328,095)
elf Beauty, Inc. (a)	(4,638)	(669,449)
		(1,366,182)
Pharmaceuticals — (0.1)%
Catalent, Inc. (a)	(7,943)	(356,879)
Prestige Consumer Healthcare, Inc. (a)	(7,034)	(430,621)
		(787,500)
Professional Services — (0.4)%
Ceridian HCM Holding, Inc. (a)	(4,805)	(322,512)
ExlService Holdings, Inc. (a)	(25,559)	(788,495)
FTI Consulting, Inc. (a)	(510)	(101,567)
Kforce, Inc.	(12,291)	(830,380)
Paycom Software, Inc.	(1,274)	(263,361)
Paycor HCM, Inc. (a)	(74,503)	(1,608,520)
TriNet Group, Inc. (a)	(1,782)	(211,933)
Upwork, Inc. (a)	(80,075)	(1,190,715)
		(5,317,483)
Real Estate Management & Development — (0.1)%
eXp World Holdings, Inc.	(5,822)	(90,358)
Kennedy-Wilson Holdings, Inc.	(72,932)	(902,898)
		(993,256)
Semiconductors & Semiconductor Equipment — (0.2)%
Entegris, Inc.	(7,945)	(951,970)
First Solar, Inc. (a)	(687)	(118,356)
MKS Instruments, Inc.	(2,947)	(303,158)
ON Semiconductor Corp. (a)	(1,198)	(100,069)
Qorvo, Inc. (a)	(769)	(86,597)
SiTime Corp. (a)	(1,320)	(161,146)
SolarEdge Technologies, Inc. (Israel) (a)	(4,257)	(398,455)
Wolfspeed, Inc. (a)	(10,925)	(475,347)
		(2,595,098)
Software — (0.5)%
Alarm.com Holdings, Inc. (a)	(1,556)	(100,549)
Aspen Technology, Inc. (a)	(548)	(120,642)
Bentley Systems, Inc., Class B	(9,945)	(518,930)
Clear Secure, Inc., Class A	(46,147)	(952,936)
Confluent, Inc., Class A (a)	(15,311)	(358,277)
Gitlab, Inc., Class A (a)	(8,129)	(511,802)

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2023
	Number of Shares	Value
Palantir Technologies, Inc., Class A (a)	(60,634)	$(1,041,086)
Palo Alto Networks, Inc. (a)	(809)	(238,558)
Qualys, Inc. (a)	(1,304)	(255,949)
RingCentral, Inc., Class A (a)	(7,111)	(241,418)
SentinelOne, Inc., Class A (a)	(18,880)	(518,067)
Sprout Social, Inc., Class A (a)	(24,913)	(1,530,655)
		(6,388,869)
Specialty Retail — (0.6)%
Abercrombie & Fitch Co., Class A (a)	(1,347)	(118,832)
Academy Sports & Outdoors, Inc.	(9,984)	(658,944)
America’s Car-Mart, Inc. (a)	(7,574)	(573,882)
Asbury Automotive Group, Inc. (a)	(2,140)	(481,436)
AutoNation, Inc. (a)	(1,510)	(226,772)
Caleres, Inc.	(12,912)	(396,786)
CarMax, Inc. (a)	(11,081)	(850,356)
Five Below, Inc. (a)	(557)	(118,730)
Floor & Decor Holdings, Inc., Class A (a)	(7,425)	(828,333)
Lithia Motors, Inc.	(1,072)	(352,988)
Murphy USA, Inc.	(481)	(171,505)
Restoration Hardware, Inc. (a) (b)	(2,481)	(723,162)
Tractor Supply Co.	(3,669)	(788,945)
Williams-Sonoma, Inc.	(3,940)	(795,013)
		(7,085,684)
Technology Hardware, Storage & Peripherals — (0.0)%
Dell Technologies, Inc., Class C	(850)	(65,025)
Textiles, Apparel & Luxury Goods — (0.1)%
Levi Strauss & Co., Class A	(9,545)	(157,874)
PVH Corp.	(3,959)	(483,473)
Ralph Lauren Corp.	(313)	(45,135)
VF Corp.	(31,640)	(594,832)
		(1,281,314)
Trading Companies & Distributors — (0.1)%
Boise Cascade Co.	(939)	(121,469)
Rush Enterprises, Inc., Class A	(393)	(19,768)
Watsco, Inc.	(1,440)	(616,997)
		(758,234)
Total U.S. Common Stocks (Proceeds $(93,129,222))		(104,350,331)
Foreign Common Stocks — (3.4)%
Bermuda — (0.0)%
Liberty Global, Ltd., Class C (a)	(6,155)	(114,729)
Brazil — (0.0)%
MercadoLibre, Inc. (a)	(215)	(337,881)
Canada — (0.4)%
Aecon Group, Inc.	(67,200)	(662,846)
Ag Growth International, Inc.	(7,900)	(301,202)
Altus Group Ltd.	(12,900)	(410,253)
Aritzia, Inc. (a)	(27,200)	(564,507)
Colliers International Group, Inc.	(3,600)	(455,349)
Coveo Solutions, Inc. (a)	(53,900)	(390,506)
Diversified Royalty Corp.	(157,200)	(323,879)
	Number of Shares	Value
Docebo, Inc. (a)	(3,400)	$(164,195)
Hive Digital Technologies Ltd. (a)	(89,231)	(401,356)
Metro, Inc.	(9,800)	(507,288)
Premium Brands Holdings Corp.	(7,400)	(525,129)
Real Matters, Inc. (a)	(46,458)	(220,886)
Sandstorm Gold Ltd.	(91,700)	(460,905)
StorageVault Canada, Inc.	(51,400)	(202,877)
		(5,591,178)
China — (0.0)%
Baidu, Inc. – SPADR (a)	(601)	(71,573)
Denmark — (0.2)%
Ambu AS, Class B (a)	(18,434)	(287,112)
Chemometec AS	(7,522)	(435,045)
FLSmidth & Co. AS	(10,038)	(426,779)
Netcompany Group AS (a) (g)	(23,088)	(771,175)
		(1,920,111)
Finland — (0.1)%
Stora Enso OYJ, Shares – R	(87,026)	(1,203,815)
Israel — (0.1)%
Fiverr International, Ltd. (a)	(52,588)	(1,431,446)
Mobileye Global, Inc., Class A (a)	(47)	(2,036)
		(1,433,482)
Italy — (0.1)%
Stevanato Group SpA	(31,819)	(868,341)
Norway — (0.1)%
Kitron ASA	(105,808)	(348,433)
Mowi ASA	(55,724)	(997,656)
		(1,346,089)
Singapore — (0.0)%
Kulicke & Soffa Industries, Inc.	(5,689)	(311,302)
Sweden — (2.2)%
AAK AB	(61,152)	(1,362,990)
Addnode Group AB	(35,576)	(300,937)
AQ Group AB	(16,402)	(824,371)
Axfood AB	(30,118)	(815,675)
Betsson AB, Class B	(25,589)	(275,257)
Bilia AB, Shares – A	(24,930)	(333,988)
Boozt AB (a) (g)	(18,699)	(251,747)
Bravida Holding AB (g)	(6,944)	(55,829)
Clas Ohlson AB, Shares – B	(66,702)	(1,046,476)
Elekta AB, Shares B	(66,834)	(545,601)
Embracer Group AB (a)	(49,677)	(135,887)
Evolution AB (g)	(3,729)	(446,312)
Fastighets AB Balder, Shares – B (a)	(49,734)	(355,192)
Hanza AB	(24,372)	(206,842)
Hexagon AB Shares B	(85,800)	(1,033,727)
Holmen AB, Shares – B	(8,365)	(353,838)
Industrivarden AB, Shares – A	(52,615)	(1,719,115)
Instalco AB (h)	(112,295)	(455,670)
Investment AB Latour, Shares – B	(111,006)	(2,895,893)

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2023
	Number of Shares	Value
L E Lundbergforetagen AB, Shares – B	(6,399)	$(347,838)
Lifco AB, Shares – B	(62,903)	(1,546,401)
Loomis AB	(8,834)	(235,363)
Munters Group AB (g)	(143,530)	(2,328,067)
NCAB Group AB	(158,433)	(1,153,419)
New Wave Group AB, Shares – B	(34,432)	(349,741)
Sandvik AB	(58,051)	(1,256,443)
Sectra AB, Shares – B	(43,690)	(785,075)
SkiStar AB	(73,966)	(879,575)
Surgical Science Sweden AB (a)	(30,405)	(553,453)
Svenska Cellulosa AB SCA, Class B	(104,040)	(1,558,922)
Svenska Handelsbanken AB, Shares – A	(186,558)	(2,024,848)
Sweco AB, Shares – B	(35,515)	(475,840)
Truecaller AB, Class B (a)	(62,361)	(216,696)
		(27,127,028)

	Number of Shares	Value
Switzerland — (0.1)%
On Holding AG, Class A (a)	(40,810)	$(1,100,646)
United Kingdom — (0.1)%
Clarivate plc (a)	(21,256)	(196,830)
TechnipFMC PLC	(22,069)	(444,470)
		(641,300)
Uruguay — (0.0)%
Globant SA (a)	(82)	(19,514)
Zambia — (0.0)%
First Quantum Minerals, Ltd.	(40,300)	(329,991)
Total Foreign Common Stocks (Proceeds $(39,483,338))		(42,416,980)
Total Common Stocks (Proceeds $(132,612,560))		(146,767,311)
Total Securities Sold Short – (11.90)% (Proceeds $(132,612,560))		$(146,767,311)

Financial Futures Contracts
Number of Contracts	Expiration Date	Type	Initial Notional Value/ (Proceeds)	Notional Value at December 31, 2023	Unrealized Appreciation/ (Depreciation)
		Long Financial Futures Contracts
		Interest Rate-Related
197	03/19/2024	Ultra U.S. Treasury Note 10 Year Futures	$22,241,619	$23,249,078	$1,007,459
120	03/19/2024	U.S. Treasury Note 10 Year Futures	13,119,506	13,546,875	427,369
					1,434,828
		Foreign Currency-Related
514	03/18/2024	Euro Foreign Exchange Currency Futures	69,741,478	71,156,875	1,415,397
236	03/18/2024	British Pound Currency Futures	18,538,784	18,807,725	268,941
116	03/18/2024	Swiss Franc Currency Futures	16,724,059	17,371,000	646,941
106	03/18/2024	Japanese Yen Currency Futures	9,246,955	9,508,200	261,245
91	03/18/2024	Australian Dollar Currency Futures	5,981,718	6,215,755	234,037
					2,826,561
		Equity-Related
1,787	03/15/2024	Eurex EURO STOXX 50 Index Futures	90,484,785	89,622,438	(862,347)
246	03/15/2024	MSCI Emerging Markets Index Futures	12,174,173	12,714,510	540,337
660	03/15/2024	MSCI Japan Index Futures	51,497,503	52,899,000	1,401,497
65	03/15/2024	Russell E-mini 1000 Value Index Futures	5,149,853	5,339,425	189,572
450	03/21/2024	S&P ASX Share Price 200 Index Futures	56,418,229	58,148,984	1,730,755
					2,999,814
		Short Financial Futures Contracts
		Equity-Related
(646)	03/15/2024	MSCI EAFE Index Futures	(70,425,118)	(72,752,520)	(2,327,402)
(386)	03/15/2024	S&P 500 Index Futures	(90,722,619)	(93,026,000)	(2,303,381)
					(4,630,783)
					$2,630,420

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2023
Forward Currency Contracts
Contract Settlement Date	Counterparty	Contract Amount		Unrealized Appreciation/ (Depreciation)
		Receive	Deliver
01/02/2024	Morgan Stanley Capital Services, Inc.	USD 4,813,857	DKK 32,840,000	$(49,382)
01/02/2024	Morgan Stanley Capital Services, Inc.	USD 1,881,623	EUR 1,722,000	(19,379)
01/12/2024	Barclays Bank plc	CNH 52,757,400	USD 7,298,666	110,078
01/12/2024	Barclays Bank plc	USD 7,955,131	CNH 52,757,400	546,386
01/31/2024	Morgan Stanley Capital Services, Inc.	USD 26,511,995	CAD 35,950,000	(725,642)
				$(137,939)
Over-the-Counter Swap contracts
Expiration Date	Counterparty	Floating Rate	Reference Entity	Currency	Payment Frequency Paid/Received	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Total Return Swap Contracts
07/29/2024	Goldman Sachs International	0.300% (l)	Bloomberg Commodity Index (1)	USD	Quarterly	$43,376,565	$(56,822)

(1)
The following table represents the individual positions in the Bloomberg Commodity Index as of December 31, 2023:

Futures Contract	Maturity	% of Index	Notional amount
CMX Gold 100 oz Futures	24-Feb	17.01%	$7,377,265
NYM Natural Gas Futures	25-Jan	9.19%	3,986,444
NYM WTI Crude Oil Futures	24-Mar	7.79%	3,379,965
ICE BRENT Crude Oil Futures	24-Mar	7.32%	3,176,854
CMX Copper Futures	24-Mar	5.37%	2,331,457
CBT Soybean Futures	24-Jul	5.26%	2,280,741
CMX Silver Futures	24-Mar	4.76%	2,066,376
LME Primary Aluminum Futures	24-Jul	4.50%	1,951,393
CBT Corn Futures	24-Jul	4.30%	1,866,635
CME Live Cattle Futures	24-Apr	3.77%	1,634,366
NYB Coffee ‘C’ Futures	23-May	3.47%	1,506,778
CBT Soybean Meal Futures	24-Mar	2.95%	1,278,233
NYB Sugar #11 (World)	24-Mar	2.87%	1,243,525
LME Zinc Futures	24-Jul	2.65%	1,150,811
CBT Soybean Oil Futures	24-Mar	2.57%	1,116,133
CBT Wheat Futures	24-Sep	2.55%	1,105,345
ICE Low Sulphur Gas Oil Futures	24-Mar	2.46%	1,068,700
NYM Gasoline RBOB Futures	24-Mar	2.14%	929,438
NYM NY Harbor ULSD Futures	24-Dec	1.78%	770,405
LME Nickel Futures	24-Jul	1.73%	752,341
CME Lean Hogs Futures	24-Apr	1.68%	728,554
NYB Cotton No 2 Futures	24-Jul	1.56%	675,502
CBT KC Hard Red Winter Wheat Futures	24-Mar	1.40%	606,760
LME Lead Futures	24-Mar	0.91%	394,112
Cash		0.00%	(1,568)
			$43,376,565

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2023
	Number of Contracts	Value
Written Option Contracts — (0.0)%
Puts — (0.0)%
Avantor, Inc., Notional Amount $(576,000), Strike Price $20 Expiring 01/19/2024 (United States)	(288)	$(23,040)
Total Written Options (Premiums received $26,397)		$(23,040)
ADR	American Depositary Receipt
ASX	Australian Securities Exchange
CAD	Canadian Dollar
CNH	Yuan Renminbi Offshore
DKK	Danish Krone
EAFE	Europe, Australasia, and Far East
ETF	Exchange-Traded Fund
EUR	Euro
GDR	Global Depositary Receipt
LSE	London Stock Exchange
MSCI	Morgan Stanley Capital International
NYSE	New York Stock Exchange
OTC	Over-the-Counter
REIT	Real Estate Investment Trust
SCA	Sociedad en Comandita por Acciónes
SPADR	Sponsored ADR
TSX	Toronto Stock Exchange
USD	US Dollar
VRN	Variable Rate Note. Rate disclosed represents the effective rate as of December 31, 2023.

(a)   Non income-producing security.
(b)
Security or a portion thereof is pledged as collateral for securities sold short.

(c)
Security is valued in good faith under TAS’s fair valuation procedures for TIP. The aggregate amount of securities fair valued amounts to $158,026,167, which represents 12.8% of the fund’s net assets.

(d)
Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)
Restricted Securities. The following restricted securities were held by the fund as of December 31, 2023, and were valued in accordance with the Valuation of Investments as described in Note 2. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The fund will bear any costs incurred in connection with the disposition of such securities. The fund monitors the acquisition of restricted securities and, to the extent that a restricted security is illiquid, will limit the purchase of such a restricted security, together with other illiquid securities held by the fund, to no more than 15% of the fund’s net assets. All of the below securities are illiquid. The below list does not include securities eligible for resale without registration pursuant to Rule 144A under the Securities Act of 1933 that may also be deemed restricted.

Private Investment Funds	Investment Strategy	Date of Acquisition	Cost	Value
U.S. Common Stocks
Swiftmerge Acquisition Corp.		12/15/21	$21	$60,376
				60,376
Foreign Common Stocks
Somerset Energy Partners Corp.		04/08/22	31,072	44,217
				44,217
Warrants
Esports Technologies, Inc.		11/18/21	—	159
Gryphon Digital Mining, Inc.		07/28/21	—	3,386
Royal Helium, Ltd.		12/30/22	—	90,770
Royal Helium, Ltd.		06/02/23	—	68,382
Somerset Energy Partners Corp.		04/08/22	—	3,329
Swiftmerge Acquisition Corp.		12/15/21	9,258	398
				166,424
Convertible Bonds
Royal Helium Ltd.		06/02/23	319,565	323,761
Synaptive Medical, Inc		11/29/21	120,000	120,000
				443,761
Corporate Bonds
Royal Helium, Ltd.		12/30/22 – 6/30/23	227,872	235,463
Trillion Energy International, Inc.		04/05/23	337,084	342,477
				577,940
Private Investment Funds
Bellus Ventures II, LP	California Carbon Allowances	10/01/21	19,206,877	26,143,781
Eversept Global Healthcare Fund, LP	Long-Short Global Healthcare	02/01/19	21,111,895	29,761,609

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2023
Private Investment Funds	Investment Strategy	Date of Acquisition	Cost	Value
Farallon Capital Institutional Partners, LP	Multi-Strategy	01/01/13	$626,649	$916,970
Helikon Long Short Equity Fund ICAV	Long-Short European	01/01/21	6,996,742	19,282,578
Honeycomb Partners, LP	Long-Short Global	09/01/16 – 07/01/17	15,510,601	25,462,400
Northwest Feilong Fund, Ltd.	China Credit	05/01/20	15,000,000	17,890,692
QVT Roviant, LP	Multi-Strategy	01/05/16	2,016,706	8,022,449
Voloridge Fund, LP	Directional	04/01/20 – 01/01/2023	15,354,702	17,830,013
Voloridge Trading Aggressive Fund	Directional	12/01/2023	10,000,000	9,746,987
				155,057,479
Preferred Stocks
Synaptive Medical, Inc., Class B		02/03/20	129,999	185,712
				185,712
Disputed Claims Receipt
AMR Corp.		12/09/13	—	—
Total (12.7% of Net Assets)				156,535,909

(f)
Security or a portion thereof was held on loan. As of December 31, 2023, the aggregate market value of securities on loan was $33,580,813; the total market value of collateral held by the Fund was $34,439,748. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $32,561,815.

(g)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are generally determined to be liquid in accordance with TAS’s fair valuation procedures for TIP. At December 31, 2023 the aggregate value of these securities was $13,162,292, which represents 1.1% of net assets.

(h)
Security exempt from registration under Regulation S of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to investors outside the United States.

(i)
Portfolio holdings information of the Private Investment Funds is not available as of December 31, 2023. These positions are therefore grouped into their own industry classification. For any private investment funds structured as a limited partnership, no share value is included as these investments are not unitized.

(j)
Current yield as of December 31, 2023.

(k)
Represents a security purchased with cash collateral received for securities on loan.

(l)
The fund pays the floating rate.

Multi-Asset
TIFF Multi-Asset Fund
Statement of Assets and Liabilities
December 31, 2023
Assets
Investments in securities, at value (cost: $1,085,527,429) including securities on loan of $33,580,813	$1,228,567,942
Repurchase agreements (cost: $145,548,374)	145,548,374
Total investments (cost: $1,231,075,803)	1,374,116,316
Cash	103,477
Cash denominated in foreign currencies (cost: $13,294,585)	13,503,723
Total Cash	13,607,200
Deposits with brokers for future contracts	19,664,621
Deposits with brokers for securities sold short	12,808,404
Deposits with broker for swap contracts	2,050,000
Due from broker for futures variation margin	1,274,495
Deposits with broker for forward currency contracts	3,970,000
Unrealized appreciation on forward currency contracts	656,464
Deposits with broker for options contracts	749,838
Receivables:
Investment securities sold	19,100,306
Dividends and tax reclaims	1,013,169
Interest	775,704
Securities lending income	13,515
Prepaid expenses	112,412
Total Assets	1,449,912,444
Liabilities
Cash collateral received for securities on loan	1,877,933
Securities sold short, at value (proceeds: $132,612,560)	146,767,311
Unrealized depreciation on forward currency contracts	794,403
Due to broker for futures variation margin	469,152
Written options, at value (premium received $26,397)	23,040
Unrealized depreciation on swap contracts	56,822
Payables:
Capital stock redeemed	46,522,085
Investment securities purchased	15,681,999
Money manager fees	1,675,244
Investment advisory and administrative fees	268,001
Fund administration and custody fees	203,797
Dividends and interest on securities sold short	72,109
Chief Compliance Officer’s costs and Trustee’s fees	33,471
Accrued expenses and other liabilities	266,342
Total Liabilities	214,711,709
Net Assets	$1,235,200,735
Shares Outstanding (unlimited authorized shares, par value $0.001)	88,027,260
Net Asset Value Per Share	$14.03
Net Assets Consist of:
Capital stock	$1,218,226,379
Total distributable earnings (loss)	16,974,356
Net Assets	$1,235,200,735
See accompanying Notes to Financial Statements.

Multi-Asset
TIFF Multi-Asset Fund
Statement of Operations
Year Ended December 31, 2023
Investment Income
Dividends (net of foreign withholding taxes of $841,792)	$16,049,241
Interest	7,158,739
Securities lending	186,306
Other Income	47
Total Investment Income	23,394,333
Expenses
Money manager fees	6,636,824
Investment advisory fees	3,145,813
Fund administration and custody fees	1,337,052
Professional fees	552,210
Administrative fees	256,158
Chief Compliance Officer’s costs and Trustee’s fees	243,313
Miscellaneous fees and other	450,289
Total Operating Expenses	12,621,659
Dividends and interest on securities sold short	2,283,592
Broker fees on securities sold short	958,872
Less: Investment Advisory fee waiver	(77,046)
Total Expenses	15,787,077
Net Investment Income	7,607,256
Net Realized Gain (Loss) on:
Investments	25,225,127
Securities sold short	2,802,461
Swap contracts	(5,188,624)
Financial futures contracts	221,263
Forward currency contracts	3,401,407
Foreign currency-related transactions	354,729
Written options	281,520
Net Realized Gain from Investments, Derivatives, and Foreign Currencies	27,097,883
Net Change in Unrealized Appreciation (Depreciation) from:
Investments	174,672,100
Securities sold short	(25,873,729)
Swap contracts	1,265,778
Financial futures contracts	7,379,852
Forward currency contracts	(47,462)
Foreign currency-related transactions	(190,255)
Written options	(9,752)
Net Change in Unrealized Appreciation on Investments, Derivatives, and Foreign Currencies	157,196,532
Net Realized and Unrealized Gain on Investments, Derivatives, and Foreign Currencies	184,294,415
Net Increase in Net Assets Resulting from Operations	$191,901,671
See accompanying Notes to Financial Statements.

Multi-Asset
TIFF Multi-Asset Fund
Statements of Changes in Net Assets
	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets From Operations
Net investment income	$7,607,256	$2,931,922
Net realized gain from investments, derivatives, and foreign currencies	27,097,883	96,142,493
Net change in unrealized appreciation (depreciation) on investments, derivatives, and foreign currencies	157,196,532	(339,267,823)
Net Increase (Decrease) in Net Assets Resulting from Operations	191,901,671	(240,193,408)
Distributions
Distributions to shareholders	(43,745,173)	(118,887,263)
Decrease in Net Assets Resulting from Distributions	(43,745,173)	(118,887,263)
Capital Share Transactions
Proceeds from shares sold	107,321,760	73,578,816
Proceeds from distributions reinvested	42,525,999	113,018,088
Cost of shares redeemed	(310,782,110)	(161,646,790)
Net Increase (Decrease) From Capital Share Transactions	(160,934,351)	24,950,114
Total Decrease in Net Assets	(12,777,853)	(334,130,557)
Net Assets
Beginning of year	1,247,978,588	1,582,109,145
End of year	$1,235,200,735	$1,247,978,588
Capital Share Transactions (in shares)
Shares sold	8,118,435	5,171,238
Shares reinvested	3,083,914	9,114,236
Shares redeemed	(23,211,162)	(11,798,634)
Net Increase (Decrease)	(12,008,813)	2,486,840
See accompanying Notes to Financial Statements.

Multi-Asset
TIFF Multi-Asset Fund
Statement of Cash Flows
Year Ended December 31, 2023
Cash flows provided by (used in) operating activities
Net increase (decrease) in net assets from operations	$191,901,671
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(1,668,528,571)
Investments sold	1,899,474,423
Purchases to cover securities sold short	(589,559,710)
Securities sold short	570,138,333
(Purchase)/Sale of short term investments, net	(62,875,524)
Amortization (accretion) of discount and premium, net	(2,879,882)
Net change in unrealized (appreciation) depreciation on forward currency contracts	47,462
Net change in unrealized (appreciation) depreciation on swap contracts	(1,265,778)
(Increase)/decrease in deposit with broker for securities sold short	5,237,550
(Increase)/decrease in deposits with broker for forward currency contracts	(1,160,000)
(Increase)/decrease in deposits with broker for options contracts	45,433
(Increase)/decrease in deposit with broker for swap contracts	(2,050,000)
(Increase)/decrease in deposit with brokers for future contracts	(1,151,960)
(Increase)/decrease in advance purchase of investments	11,482,129
(Increase)/decrease in due from broker for futures variation margin	742,036
(Increase)/decrease in interest receivable	(232,758)
Increase/(decrease) in due to broker for futures variation margin	(1,508,792)
(Increase)/decrease in receivable for dividends and tax reclaims	13,458
(Increase)/decrease in prepaid expenses	(2,956)
(Increase)/decrease in securities lending income receivable	(1,040)
Increase/(decrease) in payable for foreign currencies sold short	(468)
Increase/(decrease) in payable for money manager fees	780,926
Increase/(decrease) in payable for dividends and interest for securities sold short	(38,034)
Increase/(decrease) in payable for fund administration and custody fees	(237,672)
Increase/(decrease) in payable for Chief Compliance Officer’s costs and Trustee’s fees	22,784
Increase/(decrease) in other accrued expenses and other liabilities	(89,380)
Increase/(decrease) in payable for investment advisory and administrative fees	(43,855)
Increase/(decrease) in premiums received on written options, net	(7,100)
Net realized (gain) loss from investments	(25,225,127)
Net realized (gain) loss from securities sold short	(2,802,461)
Net realized (gain) loss from foreign currency-related transactions	(354,729)
Net change in unrealized (appreciation) depreciation on investments	(174,672,100)
Net change in unrealized (appreciation) depreciation on securities sold short	25,873,729
Net change in unrealized (appreciation) depreciation on foreign currency-related transactions	190,255
Net change in unrealized (appreciation) depreciation on written options	9,752
Net cash provided by (used in) operating activities	171,272,044
Cash flows provided by (used in) financing activities
Distributions paid to shareholders	(1,219,174)
Proceeds from shares sold	107,321,760
Payment for shares redeemed	(284,158,704)
Net cash provided by (used in) financing activities	(178,056,118)
Effect of exchange rate changes on cash	164,474
Net increase (decrease) in cash	(6,619,600)
Cash at beginning of year	20,226,800
Cash at end of year	$13,607,200
Non cash financing activities not included herein consist of reinvestment of distributions of:	$42,525,999

See accompanying Notes to Financial Statements.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2023
1.   Organization
TIFF Investment Program (“TIP”) is a no-load, open-end management investment company that seeks to improve the net investment returns of its members. TIP was originally incorporated under Maryland law on December 23, 1993, and was reorganized, effective December 16, 2014, as a Delaware statutory trust. As of December 31, 2023, TIP consisted of one mutual fund, TIFF Multi-Asset Fund (“MAF” or the “fund”) which is diversified, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
Investment Objective
The fund’s investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.
2.   Summary of Significant Accounting Policies
The fund operates as a diversified investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.
Valuation of Investments
Fair value is defined as the price that the fund could reasonably expect to receive upon selling an asset or pay to transfer a liability in a timely transaction to an independent buyer in the principal or most advantageous market for the asset or liability, respectively. A three-tier fair value hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier fair value hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of assets and liabilities)
The fund has established a pricing hierarchy to determine the order of pricing sources utilized in valuing its portfolio holdings. The pricing hierarchy has been approved by the TIFF Advisory Services, LLC (“TAS”) Valuation Committee.
Generally, the following valuation policies are applied to securities for which market quotations are readily available. Securities listed on a securities exchange or traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) for which market quotations are readily available are valued at their last quoted sales price on the principal exchange on which they are traded or at the NASDAQ official closing price, respectively, on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price, or asked price in the case of securities sold short. The fund employs an international fair value pricing model using other observable market-based inputs to adjust prices to reflect events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and OTC markets) and the time at which the net asset value of the fund is determined. If the TAS Valuation Committee believes that a particular event would materially affect net asset value, further adjustment is considered. Securities which use the international pricing model are typically categorized as Level 2 for the fair value hierarchy and securities that do not use the international pricing model are typically categorized as Level 1.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2023
Debt securities are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which consider such factors as security prices, yields, maturities, and ratings, and are deemed representative of market values at the close of the market. Debt securities valuations are typically categorized as Level 2 for the fair value hierarchy.
Over-the-counter (“OTC”) stocks not quoted on NASDAQ and foreign stocks that are traded OTC are normally valued at prices supplied by independent pricing services if those prices are deemed representative of market values at the close of the first session of the New York Stock Exchange and are typically categorized as Level 2 in the valuation hierarchy.
Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value. Short-term debt securities, which include repurchase agreements and US Treasury Bills, are typically categorized as Level 2 in the fair value hierarchy.
Exchange-traded option contracts are valued at the last quoted sales price or, if there were no sales that day for a particular position, at the closing bid price (closing ask price in the case of open written option contracts). Future contracts are valued at the last posted settlement price or, if there were no sales that day for a particular position, at the closing bid price (closing ask price in the case of open short futures contracts). OTC open options contracts are normally valued at prices supplied by independent pricing services if those prices are deemed representative of market values at the close of the actively quoted markets. Exchange-traded contracts are typically categorized as Level 1 in the fair value hierarchy and OTC contracts are typically categorized as Level 2 in the fair value hierarchy.
Forward foreign currency contracts are valued at their respective fair market values and are typically categorized as Level 2 in the fair value hierarchy.
Investments in other open-end funds or trusts are valued at their closing net asset value per share on valuation date, which represents their redeemable value and are typically categorized as Level 1 in the fair value hierarchy.
MAF invests in both total return equity index and total return basket swaps. The total return equity index swaps are valued at the last traded price of the reference entity net of interest and are typically categorized as Level 2 in the fair value hierarchy. The total return basket swaps are valued at the net value of the reference entity provided by the broker and are typically categorized as Level 2 in the fair value hierarchy.
MAF invests in private investment funds that pursue certain alternative investment strategies. Private investment fund interests held by MAF are generally securities for which market quotations are not readily available. Rather, such interests generally can be sold back to the private investment fund only at specified intervals or on specified dates. The board has approved valuation procedures pursuant to which MAF values its interests in private investment funds at “fair value.” MAF determines the fair value of that private investment fund based on the most recent estimated value provided by the management of the private investment fund, as well as any other relevant information reasonably available at the time MAF values its portfolio including, for example, total returns of indices or exchange-traded funds that track markets to which the private investment fund may be exposed. The fair values of the private investment funds are based on available information and do not necessarily represent the amounts that might ultimately be realized, which depend on future circumstances and cannot be reasonably determined until the investment is actually liquidated. Fair value is intended to represent a good faith approximation of the amount that MAF could reasonably expect to receive from the private investment fund if MAF’s interest in the private investment fund was sold at the time of valuation, based on information reasonably available at the time valuation is made and that MAF believes is reliable. Private investment fund valuations are categorized as Level 3 in the valuation hierarchy.
Investment Transactions and Investment Income
Securities transactions are recorded on the trade date (the date on which the buy or sell order is executed) for financial reporting purposes. Interest income and expenses are recorded on an accrual basis. The fund accretes discounts or amortizes premiums using the yield-to-maturity method on a daily basis, except for mortgage-backed securities that record paydowns. The fund recognizes paydown gains and losses for such securities and reflects them in investment income. Inflation (deflation) adjustments on inflation-protected securities are included in interest income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the fund, using reasonable diligence, becomes aware of such dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. The fund uses the specific identification method for determining realized gain or loss on sales of securities and foreign currency transactions.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2023
Income Taxes
There is no provision for federal income or excise tax since the fund has elected to be taxed as a regulated investment company (“RIC”) and intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to RICs and to distribute substantially all of its taxable income. The fund may be subject to foreign taxes on income, gains on investments, or currency repatriation. The fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned and gains are recognized.
The fund evaluates tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the fund’s tax positions taken or to be taken on federal income tax returns for all open tax years (tax years ended December 31, 2020 − December 31, 2023), and has concluded that no provision for federal income tax is required in the fund’s financial statements.
Expenses
Expenses directly attributable to MAF are charged to the fund’s operations.
Dividends to Members
It is the fund’s policy to declare dividends from net investment income quarterly and distributions from capital gains at least annually.
Dividends from net short-term capital gains and net long-term capital gains of the fund, if any, are normally declared and paid in December, but the fund may make distributions on a more frequent basis in accordance with the distribution requirements of the Code. To the extent that a net realized capital gain could be reduced by a capital loss carryover, such gain will not be distributed. Dividends and distributions are recorded on the ex-dividend date.
Foreign Currency Translation
The books and records of the fund are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:
(i)
the foreign currency value of investments and other assets and liabilities denominated in foreign currency are translated into US dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date;

(ii)
purchases and sales of investments, income, and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net realized and unrealized foreign currency gain or loss is included in the Statement of Operations.
The fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign-currency denominated debt obligations pursuant to US federal income tax regulations; such an amount is categorized as foreign currency gain or loss for income tax reporting purposes.
Net realized gains and losses from foreign currency-related transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the US dollar amount actually received.
Net Asset Value
The net asset value per share is calculated on a daily basis by dividing the assets of the fund, less its liabilities, by the number of outstanding shares of the fund.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2023
3.   Investment Valuation and Fair Value Measurements
The following is a summary of the inputs used as of December 31, 2023, in valuing the fund’s assets and liabilities carried at fair value:
TIFF Multi-Asset Fund
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*+	$675,973,589	$137,324,643	$618,491	$813,916,723
Rights	—	189,258	—	189,258
Warrants	58,011	895,071	6,715	959,797
Corporate Bonds	—	1,738,996	342,477	2,081,473
Convertible Bonds	—	—	443,761	443,761
U.S. Treasury Bonds/Notes	—	92,037,306	—	92,037,306
Exchange-Traded Funds and Mutual Funds	122,842,346	—	—	122,842,346
Private Investment Funds	—	—	155,057,479	155,057,479
Preferred Stocks*	—	3,610,758	185,712	3,796,470
Disputed Claims Receipt+	—	—	—	—
Purchased Options	327,458	104,876	—	432,334
Short-Term Investments	—	180,481,436	—	180,481,436
Unaffiliated Investment Company	1,877,933	—	—	1,877,933
Total Investments in Securities	801,079,337	416,382,344	156,654,635	1,374,116,316
Financial Futures Contracts – Interest Rate Risk	1,434,828	—	—	1,434,828
Financial Futures Contracts – Equity Risk	3,862,161	—	—	3,862,161
Financial Futures Contracts – Foreign Currency Risk	2,826,561	—	—	2,826,561
Forward Currency Contracts – Foreign Currency Risk	—	656,464	—	656,464
Total Other Financial Instruments	8,123,550	656,464	—	8,780,014
Total Assets	$809,202,887	$417,038,808	$156,654,635	$1,382,896,330

Liabilities
Common Stocks Sold Short*	(115,170,268)	(31,597,043)	—	(146,767,311)
Financial Futures Contracts – Equity Risk	(5,493,130)	—	—	(5,493,130)
Forward Currency Contracts – Foreign Currency Risk	—	(794,403)	—	(794,403)
Total Return Swap Contracts – Equity Risk	—	(56,822)	—	(56,822)
Written Options – Equity Risk	(23,040)	—	—	(23,040)
Total Other Financial Instruments	(5,516,170)	(851,225)	—	(6,367,395)
Total Liabilities	$(120,686,438)	$(32,448,268)	$—	$(153,134,706)

*
Securities categorized as Level 2 primarily include listed foreign equities whose value has been adjusted with factors to reflect changes to foreign markets after market close.

+
There are securities in this category that have a market value of zero and are categorized as Level 3.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2023
The following is a reconciliation of investments in securities for which significant unobservable inputs (Level 3) were used in determining value:
Investments in Securities	Balance as of December 31, 2022	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2023	Net Change in Unrealized Appreciation (Depreciation) from Investments still held as of 12/31/23 for the period ended 12/31/23
Common Stocks*	$682,839	$(146,466)	$128,828	$—	$(46,710)	$—	$—	$618,491	$182,127
Warrants	6,153	(15,625)	16,187	—	—	—	—	6,715	5,221
Private Investment Funds	169,464,432	15,628,268	16,708,025	18,000,000	(64,743,246)	—	—	155,057,479	15,963,695
Preferred Stocks	748,712	—	—	—	(563,000)	—	—	185,712	—
Disputed Claims Receipt*	—	—	—	—	—	—	—	—	—
Corporate Bonds	295,421	—	5,393	337,084	—	—	295,421	342,477	5,393
Convertible Bonds	120,000	—	4,196	319,565	—	—	—	443,761	4,196
Total	$171,317,557	$15,466,177	$16,862,629	$18,656,649	$(65,352,956)	$—	$295,421	$156,654,635	$16,160,632

*
There are securities categorized as Level 3 that have a market value of zero.

Securities designated as Level 3 in the fair value hierarchy are valued using TAS’s fair valuation procedures for TIP. Management is responsible for the execution of these valuation procedures. Transfers to/from, or additions to, Level 3 require a determination of the valuation methodology, including the use of unobservable inputs, by the TAS Valuation Committee.
The TAS Valuation Committee meets no less than quarterly to review the methodologies and significant unobservable inputs currently in use, and to adjust the pricing models as necessary. Any adjustments to the pricing models are documented in the minutes of the TAS Valuation Committee meetings.
The following is a summary of the procedures and significant unobservable inputs used in Level 3 investments:
Common Stocks, Warrants, Preferred Stocks, Disputed Claims Receipt, Convertible Bonds and Corporate Bonds.   Securities for which market quotations are not readily available or for which available prices are deemed unreliable are valued at their fair value as determined in good faith under TAS’s fair valuation procedures for TIP. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. On a quarterly basis, the TAS Valuation Committee reviews the valuations in light of current information available about the issuer, security, or market trends to adjust the pricing models, if deemed necessary.
Private Investment Funds.   Private investment funds are valued at fair value using net asset values received on monthly statements, adjusted for the most recent estimated value or performance provided by the management of the private investment fund. In most cases, values are adjusted further by the total returns of indices or exchange-traded funds that track markets to which the private investment fund is fully or partially exposed, as determined by the TAS Valuation Committee upon review of information provided by the private investment fund. On a quarterly basis, the TAS Valuation Committee compares the valuations as determined by the pricing models at each month-end during the quarter to statements provided by management of the private investment funds in order to recalibrate the market exposures, the indices, or exchange-traded funds used in the pricing models as necessary.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2023
The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets were as follows:
As of December 31, 2023	Fair Value	Valuation Methodology	Significant Unobservable Inputs	Range	Weighted Average*
Common Stocks	$574,274	Last market price	Discount(%)	20% – 100%	78.17%
	44,217	Recent transaction price	Recent transaction price	$0.30	$0.30
Warrants	6,715	Black-Scholes pricing model	Volatility	35%	35%
Private Investment Funds	155,057,479	Adjusted net asset value	Manager estimated returns	(2.23)% – 7.71%	1.88%
			Manager returns**	(3.85)% – 8.10%	0.17%
Preferred Stocks	185,712	Recent transaction price	Recent transaction price	$2.08	$2.08
Disputed Claims Receipt	—	Corporate Action Model	Future claim awards	0.00%	0.00%
Convertible Bonds	443,761	Recent transaction price	Recent transaction price	$75.47 – $100	$82.10
Corporate bonds	342,477	Recent transaction price	Recent transaction price	$75.47	$75.47

*
Weighted by market value of investments as a percentage of the total market value of Level 3 investments within each valuation methodology.

**
Weighted by estimated exposure to chosen indices, exchange-traded funds, other marketable securities or other proxy.

The following are descriptions of the measurement uncertainty of the Level 3 recurring fair value measurements to changes in the significant unobservable inputs presented in the table above:
Common Stocks, Warrants, Preferred Stocks, Disputed Claims Receipt, Convertible Bonds and Corporate Bonds.   The chart above reflects the methodology and significant unobservable inputs of securities held at year ended December 31, 2023. The discounts or estimates for lack of marketability and estimate of future claims or comparable share ratio used to determine fair value may include other factors such as liquidity, volatility, or credit risk. An increase (decrease) in the discount or decrease (increase) estimate of future claims or dividends would result in a lower (higher) fair value measurement.
Private Investment Funds.   The range of manager estimates and market returns reflected in the above chart identify the range of estimates and returns used in valuing the private investment funds at year ended December 31, 2023. A significant increase (decrease) in the estimates received from the manager of the private investment funds would result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in the market return weighted by estimated exposures to chosen indices would result in a significantly higher (lower) fair value measurement.
The table below details the fund’s ability to redeem from private investment funds that are classified as Level 3 assets. The private investment funds in this category generally impose a “lockup” or “gating” provision, which may restrict the timing, amount, or frequency of redemptions. All or a portion of the interests in these privately offered funds generally are deemed to be illiquid.
	Fair Value	Redemption Frequency	Redemption Notice Period
California Carbon Allowances (a)	$26,143,781	quarterly	90 days
Multi-Strategy (b)	8,939,419	illiquid	N/A
Long-Short Global Healthcare (c)	29,761,609	quarterly	45 days
Long-Short European (d)	19,282,578	monthly	60 days
Long-Short Global (e)	25,462,400	quarterly	60 days
China Credit (f)	17,890,692	monthly	45 days
Directional (g)	27,577,000	monthly	30 days
Total	$155,057,479

(a)
This strategy is primarily comprised of investments in California Carbon Allowances.

(b)
This strategy is primarily comprised of capital allocated to various strategies based on risk and return profiles. This strategy includes $8,939,419 of redemption residuals.

(c)
This strategy is primarily comprised of long and short positions in global healthcare securities.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2023
(d)
This strategy is primarily comprised of long and short positions in small and mid-cap European equities.

(e)
This strategy is primarily comprised of long and short positions in global common stocks.

(f)
This strategy is primarily comprised of Chinese convertible bonds.

(g)
This strategy is primarily comprised of global futures, US equities, ETFS, and ADRs selected using quantitative analysis to predict likely short-term price changes.

4.   Derivative and Other Financial Instruments
During the year ended December 31, 2023, the fund invested in derivatives, such as but not limited to futures, currency forwards, purchased and written options, total return basket swaps and total return equity swaps for hedging, liquidity, index exposure, and active management strategies. Derivatives are used for “hedging” when TAS or a money manager seeks to protect the fund’s investments from a decline in value. Derivative strategies are also used when TAS or a money manager seeks to increase liquidity, implement a cash management strategy, invest in a particular stock, bond or segment of the market in a more efficient or less expensive way, modify the effective duration of the fund’s portfolio investments and/or for purposes of total return. Depending on the purpose for which the derivative instruments are being used, the successful use of derivative instruments may depend on, among other factors, TAS’s or the money manager’s general understanding of how derivative instruments act in relation to referenced securities or markets as well as on market conditions, all of which are out of the control of TAS or the money manager.
Financial Futures Contracts
The fund may use futures contracts, generally in one of three ways: (1) to gain exposures, both long and short, to the total returns of broad equity indices, globally; (2) to gain exposures, both long and short, to the returns of non-dollar currencies relative to the US dollar; and (3) to manage the duration of the fund’s fixed income holdings to targeted levels.
Futures contracts involve varying degrees of risk. Such risks include the imperfect correlation between the price of a derivative and that of the underlying security and the possibility of an illiquid secondary market for these securities. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instrument at a set price for delivery at a future date. At the time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment (“initial margin”). An outstanding futures contract is valued daily, and the payment in cash of “variation margin” will be required, a process known as “marking to the market.” Each day, the fund will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract’s value since the preceding day. The daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. When the contracts are closed, a realized gain or loss is recorded as net realized gain (loss) from financial futures contracts in the Statement of Operations, equal to the difference between the opening and closing values of the contracts.
US futures contracts have been designed by exchanges that have been designated as “contract markets” by the Commodity Futures Trading Commission and such contracts must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures contracts may trade on a number of exchange markets, and through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.
Swap Contracts
The fund may use swaps and generally uses them in the following ways: (1) to gain exposures, both long and short, to the total returns of broad equity indices; (2) to gain exposure, both long and short, to the total returns of individual equities and bonds; and (3) to gain long-term exposures to the total returns of selected investment strategies. While swaps falling into the first and third categories are often held for multiple quarters, if not years, swaps in the second category can at times be held for shorter time periods or adjusted frequently based on the managers’ evolving views of the expected risk/reward of the trade.
At the end of the year, the fund maintained one total return swap contract to gain exposure to the total return of broad indices.
Generally, swap agreements are contracts between a fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through a Futures Commission Merchant and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the fund agrees with the swap counterparty to exchange the returns (or differentials in

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2023
rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-US currency, or a “basket” of securities representing a particular index or portfolio of securities and other instruments. Swaps can also be based on credit and other events.
A fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the fund and its counterparty with respect to a particular swap agreement are netted out, with the fund receiving or paying, as the case may be, only the net difference in the two payments. The fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the fund). If the swap agreement does not provide for that type of netting, the full amount of the fund’s obligations will be accrued on a daily basis.
Cleared swaps are subject to mandatory central clearing. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps.
Upon entering into a swap agreement, the fund may be required to pledge to the swap counterparty an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. In certain circumstances, the fund may be required to pledge an additional amount, known as an independent amount, which is typically equal to a specified percentage of the notional amount of the trade. In some instances, the independent amount can be a significant percentage of the notional amount. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the fund, net of the independent amount, if any. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the fund, the amount pledged by the counterparty and available to the fund may not be sufficient to cover all the amounts due to the fund and the fund may sustain a loss. Other risks may apply if an independent amount has been posted.
The fund records a net receivable or payable for the amount expected to be received or paid in the period. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation (depreciation) on investments. The swap is valued at fair market value as determined by valuation models developed and approved in accordance with the fund’s valuation procedures. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of foreign currencies change unfavorably to the US dollar.
Options
The fund generally uses options to hedge a portion (but not all) of the downside risk in its long or short equity positions and also opportunistically to generate total returns. The fund may also engage in writing options, for example, to express a long view on a security. When writing a put option, the risk to the fund is equal to the notional value of the position.
Generally, an option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security, currency or other instrument (an “underlying instrument”) from the writer of the option (in the case of a call option), or to sell a specified security, currency, or other instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option or at the expiration date of the option. Put and call options that the fund purchases may be traded on a national securities exchange or in the OTC market. All option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. There can be no assurance that a liquid secondary market will exist for any option purchased.
As the buyer of a call option, the fund has a right to buy the underlying instrument (e.g., a security) at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). The fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire unexercised. As the buyer of a put option, the fund has the right to sell the underlying instrument at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). Like a call option, the fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire unexercised. When buying options, the fund’s potential loss is limited to the cost (premium plus transaction costs) of the option.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2023
As the writer of a put option, the fund retains the risk of loss should the underlying instrument decline in value. If the value of the underlying instrument declines below the exercise price of the put option and the put option is exercised, the fund, as the writer of the put option, will be required to buy the instrument at the exercise price. The fund will incur a loss to the extent that the current market value of the underlying instrument is less than the exercise price of the put option net of the premium received by the fund for the sale of the put option. If a put option written by the fund expires unexercised, the fund will realize a gain in the amount of the premium received. As the writer of a put option, the fund may be required to pledge cash and/or other liquid assets at least equal to the value of the fund’s obligation under the written put.
The fund may write “covered” call options, meaning that the fund owns the underlying instrument that is subject to the call, or has cash and/or liquid securities with a value at all times sufficient to cover its potential obligations under the option. When the fund writes a covered call option covered by the underlying instrument that is subject to the call, the underlying instruments that are held by the fund and are subject to the call option will be earmarked as segregated on the books of the fund or the fund’s custodian. A fund will be unable to sell the underlying instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying instruments from segregation, for example, by segregating sufficient cash and/or liquid assets necessary to enable the fund to purchase the underlying instrument in the event the call option is exercised by the buyer.
When the fund writes an option, an amount equal to the premium received by the fund is included in the fund’s Statement of Assets and Liabilities as a liability and subsequently marked to market to reflect the current value of the option written. These contracts may also involve market risk in excess of the amounts stated in the Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counter-parties are unable to meet the terms of the contract or if the value of foreign currencies change unfavorably to the US dollar. The current market value of a written option is the last sale price on the market on which it is principally traded. If the written option expires unexercised, the fund realizes a gain in the amount of the premium received. If the fund enters into a closing transaction, it recognizes a gain or loss, depending on whether the cost of the purchase is less than or greater than the premium received.
Forward Currency Contracts
At times, the fund enters into forward currency contracts to manage the foreign currency exchange risk to which it is subject in the normal course of pursuing international investment objectives. The primary objective of such transactions is to protect (hedge) against a decrease in the US dollar equivalent value of its foreign securities or the payments thereon that may result from an adverse change in foreign currency exchange rates in advance of pending transaction settlements.
A forward currency contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked-to-market daily, and the change in value is recorded by the fund as an unrealized gain or loss. The fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the US dollar cost of the original contract and the value of the foreign currency in US dollars upon closing a contract is included in net realized gain (loss) from forward currency contracts on the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the fund’s Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.
Forward currency contracts held by the fund are fully collateralized by other securities, as disclosed in the accompanying Schedule of Investments. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.
Short Selling
At times, the fund sells securities it does not own in anticipation of a decline in the market price of such securities or in order to hedge portfolio positions. The fund generally will borrow the security sold in order to make delivery to the buyer. Upon entering into a short position, the fund records the proceeds as a deposit with broker for securities sold short in its Statement of Assets and Liabilities and establishes an offsetting liability for the securities or foreign currencies sold under the short sale agreement. The fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited at the fund’s custodian for the benefit of the broker is recorded as Deposits with broker for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the Schedule of Investments. The liability is

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2023
marked-to-market while it remains open to reflect the current settlement obligation. Until the security or currency is replaced, the fund is required to pay the lender any dividend or interest earned. Such payments are recorded as expenses to the fund. When a closing purchase is entered into by the fund, a gain or loss equal to the difference between the proceeds originally received and the purchase cost is recorded in the Statement of Operations.
In “short selling,” the fund sells borrowed securities or currencies which must at some date be repurchased and returned to the lender. If the market value of securities or currencies sold short increases, the fund may realize losses upon repurchase in amounts which may exceed the liability on the Statement of Assets and Liabilities. Further, in unusual circumstances, the fund may be unable to repurchase securities to close its short position except at prices significantly above those previously quoted in the market.
Derivative Disclosure
The fund is a party to agreements which include netting provisions or other similar arrangements. While the terms and conditions of these agreements may vary, all transactions under each such agreements constitute a single contractual relationship, and each party’s obligation to make any payments, deliveries, or other transfers in respect of any transaction under such agreement may be applied against the other party’s obligations under such agreement and netted. A default by a party in performance with respect to one transaction under such an agreement would give the other party the right to terminate all transactions under such agreement and calculate one net amount owed from the defaulting party to the other. The fund is required to disclose positions held at year-end that were entered into pursuant to agreements that allow the fund to net the counterparty’s obligations against those of the fund in the event of a default by the counterparty.
At December 31, 2023, the fund’s derivative assets and liabilities (by contract type) are as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Purchased Options	$432,334	$—
Swap Contracts	—	(56,822)
Forward Contracts	656,464	(794,403)
Futures Contracts	8,123,550	(5,493,130)
Written Options	—	(23,040)
Total derivative assets and liablities	9,212,348	(6,367,395)
Derivatives not subject to a netting provision or similar arrangement	8,555,884	(5,516,170)
Total assets and liabilities subject to a netting provision or similar arrangement	$656,464	$(851,225)
The following table presents the fund’s derivative assets net of amounts available for offset under a netting provision or similar arrangement and net of the related collateral (excluding any independent amounts) received by the fund as of December 31, 2023:
Counterparty	Derivative Assets Subject to a Netting Provision or Similar Arrangement	Derivatives Available for Offset	Collateral Received	Net Amount
Forward Currency Contracts
Barclays Bank plc	$656,464	$—	$(656,464)	$0
Total	$656,464	$—	$(656,464)	$0

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2023
The following table presents the fund’s derivative liabilities net of amounts available for offset under a netting provision or similar arrangement and net of the related collateral (excluding any independent amounts) pledged by the fund as of December 31, 2023:
Counterparty	Derivative Liabilitites Subject to a Netting Provision or Similar Arrangement	Derivatives Available for Offset	Collateral Pledged	Net Amount
Forward Currency Contracts
Morgan Stanley Capital Services, Inc	$(794,403)	$—	$794,403	$—
Swap
Goldman Sachs International	(56,822)	—	56,822	—
Total	$(851,225)	$—	$851,225	$—
The following tables provide quantitative disclosure about fair value amounts of and gains and losses on the fund’s derivative instruments grouped by contract type and primary risk exposure category as of December 31, 2023. These derivatives are not accounted for as hedging instruments.
The following table lists the fair values of the fund’s derivative holdings as of December 31, 2023, grouped by contract type and risk exposure category:
Derivative Type	Statement of Assets and Liability and Location	Foreign Currency Risk	Quarterly Average %*	Equity Risk	Quarterly Average %*	Interest Rate Risk	Quarterly Average %*	Total
Asset Derivatives
Purchased Options	Investments in securities, at value	$104,876	0.05%	$327,458	0.03%	$—	—%	$432,334
Total Return Index Swap Contracts	Unrealized appreciation on swap contracts	—	—%	—	0.03%	—	—%	—
Total Return Basket Swap Contracts	Unrealized appreciation on swap contracts	—	—%	—	0.02%	—	—%	—
Forward Currency Contracts	Unrealized appreciation on forward currency contracts	656,464	0.13%	—	—%	—	—%	656,464
Financial Futures Contracts	Due from broker for futures variation margin**	2,826,561	0.08%	3,862,161	0.31%	1,434,828	0.04%	8,123,550
Total Value – Assets		$3,587,901		$4,189,619		$1,434,828		$9,212,348
Liability Derivatives
Written Options	Written option, at value	$—	—%	$(23,040)	0.00%	$—	—%	$(23,040)
Total Return Basket Swap Contracts	Unrealized depreciation on swap contracts	—	—%	(56,822)	0.07%	—	—%	(56,822)
Forward Currency Contracts	Unrealized depreciation on forward currency contracts	(794,403)	0.06%	—	—%	—	—%	(794,403)
Financial Futures Contracts	Due to broker for futures variation margin**	—	0.04%	(5,493,130)	0.37%	—	0.02%	(5,493,130)
Total Value – Liabilities		$(794,403)		$(5,572,992)		$—		$(6,367,395)

*
The Quarterly Average % is a representation of the volume of derivative activity. Quarterly Average % was calculated as follows: At each quarter end from and including December 31, 2022 to and including December 31, 2023, the absolute value of the applicable fair value amount was divided by net assets to derive a percentage of net assets for each quarter end. The Quarterly Average % amount represents the average of these five percentages.

**
Includes appreciation (depreciation) on the date the contracts are opened through December 31, 2023.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2023
The following table lists the realized amounts of gains or losses included in net increase in net assets resulting from operations for the year ended December 31, 2023, grouped by contract type and risk exposure category.
Derivative Type	Statement of Operations Location	Interest Rate Risk	Foreign Currency Risk	Equity Risk	Total
Realized Gain (Loss)
Purchased Options	Net realized gain (loss) on Investments	$—	$(1,103,218)	$(2,740,774)	$(3,843,992)
Written Options	Net realized gain (loss) on Options written	—	—	281,520	281,520
Swap Contracts	Net realized gain (loss) on Swaps contracts	—	—	(5,188,624)	(5,188,624)
Forward Currency Contracts	Net realized gain (loss) on Forward currency contracts	—	3,401,407	—	3,401,407
Financial Futures Contracts	Net realized gain (loss) on Financial futures contracts	(1,429,815)	(2,462,167)	4,113,245	221,263
Total Realized Gain (Loss)		$(1,429,815)	$(163,978)	$(3,534,633)	$(5,128,426)
The following table lists the change in unrealized appreciation (depreciation) included in net increase in net assets resulting from operations for the year ended December 31, 2023, grouped by contract type and risk exposure category.
Derivative Type	Statement of Operations Location	Interest Rate Risk	Foreign Currency Risk	Equity Risk	Total
Change in Appreciation (Depreciation)
Purchased Options	Net Change in Unrealized Appreciation (Depreciation) on Investments	$—	$(624,387)	$(208,042)	$(832,439)
Written Options	Net Change in Unrealized Appreciation (Depreciation) on Option written	—	—	(9,752)	(9,752)
Swap Contracts	Net Change in Unrealized Appreciation (Depreciation) on Swap contracts	—	—	1,265,778	1,265,778
Forward Currency Contracts	Net Change in Unrealized Appreciation (Depreciation) on Forward currency contracts	—	(47,462)	—	(47,462)
Financial Futures Contracts	Net Change in Unrealized Appreciation (Depreciation) on Financial futures contracts	1,483,674	3,350,189	2,545,989	7,379,852
Total Change in Appreciation (Depreciation)		$1,483,674	$2,678,340	$3,593,973	$7,755,977
5.   Investment Advisory Agreement, Money Manager Agreements, and Other Transactions with Affiliates
TIP’s board has approved an investment advisory agreement for the fund with TAS. The fund pays TAS a monthly fee calculated by applying the annual rates set forth below to the fund’s average daily net assets for the month:
Assets
On the first $1 billion	0.25%
On the next $1 billion	0.23%
On the next $1 billion	0.20%
On the remainder (> $3 billion)	0.18%
Fees paid for such services paid to TAS by the fund are reflected as investment advisory fees on the Statement of Operations. As of December 31, 2023, $244,447 remained payable and are included in investment advisory and administrative fees on the Statement of Assets and Liabilities. As part of TAS’ ongoing commitment to the non-profit sector, TAS will voluntarily waive 10% of its management fees for the period November 1, 2023 through December 31, 2024. The total management fees waived for 2023 were $77,046.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2023
TAS provides certain administrative services to the fund under a services agreement. For these services, the fund pays a monthly fee calculated by applying an annual rate of 0.02% to the fund’s average daily net assets for the month. Fees for such services paid to TAS by the fund are reflected as administrative fees on the Statement of Operations. As of December 31, 2023, $23,554 remained payable and are included in investment advisory and administrative fees on the Statement of Assets and Liabilities.
TIP has designated an employee of TAS as its Chief Compliance Officer. For these services provided to TIP, which include the monitoring of TIP’s compliance program pursuant to Rule 38a-1 under the 1940 Act, TIP reimburses TAS. MAF pays a pro rata portion of such costs based on its share of TIP’s net assets. The costs for such services paid to TAS by the fund were $203,313 for the year ended December 31, 2023 and are included in Chief Compliance Officer’s costs and Trustee’s fees on the Statement of Operations. As of December 31, 2023, $23,471 remained payable and are included in Chief Compliance Officer’s costs and Trustee’s fees on the Statement of Assets and Liabilities.
TIP’s board, all of whom are considered “disinterested trustees” as defined in the 1940 Act, received no fees or salary for their service as board members in 2023. The independent chair of the board received compensation of $40,000 from MAF for the period ended December 31, 2023 for service as independent chair. Fees paid for such services are included in Chief Compliance Officer’s costs and Trustee’s fees on the Statement of Operations. As of December 31, 2023, $10,000 remained payable and are included in Chief Compliance Officer’s costs and Trustee’s fees on the Statement of Assets and Liabilities.
TIP’s board has approved money manager agreements with each of the money managers. Certain money managers will receive fees based in whole or in part on performance of the money manager’s portfolio. Other money managers will receive management fees equal to a specified percentage per annum of the assets under management by such money manager with a single rate or on a descending scale. Money managers who provided services to the fund and their fee terms during the year ended December 31, 2023 were as follows:
Assets-Based Schedules [a] All paid Monthly
Money Manager/Strategy	Minimum	Maximum	Breakpoints
Amundi Pioneer Institutional Asset Management, Inc. – Beta	0.02%	0.03%	YES
Fundsmith, LLP	0.90%	—	NO
Green Court Capital Management Limited*	0.60%	0.90%	YES

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2023
Blended Asset-Based and Performance-Based Fee Schedules [b]
Asset-Based Portion – All Paid Monthly				Performance-Based Portion – All Paid Annually (unless otherwise noted)
Money Manager/ Strategy	Minimum (a)	Maximum (a)	Breakpoints	Benchmark/ Hurdle (b)	High Water Mark (or equivalent) (b)	Performance Fee	Performance Fee Cap (b)	Performance Measurement Period
AQR Capital Management – US	0.20%	—	—	Russell 1000 Total Return Index (net)	YES	14% (c)	—	Calendar Year
Centerbook Partners, LP	Blended rate between 1.15% and 0.25% (d)	1.15%	YES	MSCI All Country World Index	YES	10%-20% (c) (e)	—	Calendar Year, 50% deferred
Greenhouse Funds LLLP	0.50%	—	—	Russell 2000 Total Return Index	YES	20% (c)	—	12-month period ending June 30
Keel Capital AB	1.30%	—	—		YES	20% (c)	—	Calendar Year
Kopernik Global Investors, LLC	0.10%	—	—	MSCI All Country World Index (net)	YES	20% (c)	—	Calendar Year, 50% deferred
Mission Value Partners, LLC**	0.50%	0.75%	YES	36 month blended hurdle of avg monthly change in Consumer Price Index x 12 + spread of 4% for months prior to April 1, 2019 and a flat 4.5%-5.5% thereafter	YES	10% (f)	1.00%	Rolling 36 months
NewGen Asset Management Limited	1.50%	—	—		YES	10% (c)	—	Calendar Year
Strategy Capital, LLC	Blended rate between 0.48% and 0.10% (g)	0.75%	YES	S&P 500 Index (net)	YES	10%-20% (c) (h)	—	Calendar Year
TB Alternative Assets Ltd***	0.75%	—	—	Blend: 50% MSCI China Index and 50% CSI 300 Index	YES	15% (c)	—	Calendar year

(a)
Fee schedules are based on assets under management, irrespective of performance. The fee rate is applied to average net assets.

(b)
The performance-based portion of the fee schedule is generally based on a specified percentage of the amount by which the return generated by the money manager’s portfolio exceeds the return of the portfolio’s benchmark or a specified percentage of the net appreciation of the manager’s portfolio over a hurdle, in certain cases subject to a high water mark, a performance fee cap, or the recovery of prior years’ losses, if any. Total returns are generally computed over rolling time periods of varying lengths and are in most cases determined gross of fund expenses and fees, except custodian transaction charges and, in certain cases, the asset-based fee and/or performance-based fee applicable to the money manager’s account.

(c)
Performance-based fees earned on excess return (portfolio over benchmark or high water mark) expressed as a percentage of ending net assets for the performance period.

(d)
Asset based fee minimum rate is a blended rate between 1.15% and 0.25% based on manager assets as well as management contract year.

(e)
Performance-based fee earned on excess return and less the asset-based fee incurred during the performance period.

(f)
Performance-based fees earned on excess return (portfolio over benchmark) expressed as a percentage of average net assets.

(g)
Asset based fee minimum rate is a blended rate between 0.48% and 0.10% based on manager assets.

(h)
Performance fee rate based on average assets managed by Strategy Capital, LLC, excluding TAS advised assets and assets of Strategy Capital, LLC and its affiliates.

*
Green Court Capital Management Limited ceased managing assets for the fund as of November 2023.

**
Mission Value Partners, LLC ceased managing assets for the fund as of October 2023.

***
TB Alternative Assets Ltd ceased managing assets for the fund as of November 2023.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2023
Fees for such services paid to the individual money managers are reflected as money manager fees on the Statement of Operations. As of December 31, 2023, $1,675,244 remained payable and reflected as Money Manager fees on the Statement of Assets and Liabilities.
With respect to MAF’s investments in other registered investment companies, private investment funds, exchange-traded funds, and other acquired funds, MAF bears its ratable share of each such entity’s expenses, including its share of the management and performance fees, if any, charged by such entity through that entity’s NAV. MAF’s share of management and performance fees charged by such entities is in addition to fees paid by MAF to TAS and the money managers.
6.   Fund Administration and Custody Agreement
Pursuant to a series of agreements, State Street Bank and Trust Company (“State Street”) earns a fee for providing core fund administration, fund accounting, domestic custody, and transfer agent services. Fees paid for non-core services rendered by State Street include, but are not limited to, foreign custody and transactional fees, which are based upon assets of the fund and/or on transactions entered into by the fund during the period, and out-of-pocket expenses. Fees for such services paid to State Street by the fund are reflected as fund administration and custody fees on the Statement of Operations. As of December 31, 2023, $203,797 remained payable and reflected as fund administration and custody fees on the Statement of Assets and Liabilities.
7.   Investment Transactions
Cost of investment securities purchased and proceeds from sales of investment securities, other than short-term investments, during the year ended December 31, 2023 were as follows:
	Purchases	Sales
Non-US Government Securities	$2,051,497,506	$2,228,779,025
US Government Securities	56,710,286	31,820,419
8.   Federal Tax Information
The cost of investments, the aggregate gross unrealized appreciation/(depreciation), and the net unrealized appreciation/(depreciation) on investments at December 31, 2023, are as follows:
Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Tax Cost of Investments
$194,952,964	$(191,499,342)	$3,453,622	$1,227,873,562
The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses, mark to market on derivatives, mark to market on passive foreign investment companies, partnerships, and tax adjustments related to holding offsetting positions such as constructive sales.
Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
During the year ended December 31, 2023, the fund made reclassifications between components that make up net assets primarily due to capital gains from foreign currency, swap income, passive foreign investment companies, and partnership basis adjustments against short term capital gains.
At December 31, 2023, the components of distributable earnings/(accumulated losses) on a tax basis detailed below differ from the amounts reflected in the fund’s Statement of Assets and Liabilities by temporary book/tax differences, largely arising from wash sales, partnership income, passive foreign investment companies, financial futures transactions, constructive sales, straddle deferral, and late year capital loss deferral.
Undistributed Ordinary Income	Undistributed Capital Gains	(Accumulated Capital and Other Losses)	Unrealized Appreciation/ (Depreciation) (a)
$19,187,419	$—	$—	$(2,213,063)

(a)
Includes unrealized appreciation on investments, short sales, derivatives, and foreign currency-denominated assets and liabilities, if any.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2023
The amount and character of tax basis distributions paid during the years ended December 31, 2023 and December 31, 2022 are detailed below.
2023				2022
Ordinary Income	Long-Term Capital gain	Return of Capital	Total	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
$43,745,173	$—	$—	$43,745,173	$5,413,077	$113,474,186	$—	$118,887,263
9.   Repurchase and Reverse Repurchase Agreements
The fund will engage in repurchase and reverse repurchase transactions under the terms of master repurchase agreements with parties approved by TAS or the relevant money manager.
In a repurchase agreement, the fund buys securities from a counterparty (e.g., typically a member bank of the Federal Reserve system or a securities firm that is a primary or reporting dealer in US Government securities) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. In certain instances, the fund may enter into repurchase agreements with one counterparty, but face another counterparty at settlement. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to repurchase the securities. In transactions that are considered to be collateralized fully, the securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the repurchase price thereof, including accrued interest.
In a reverse repurchase agreement, the fund sells US Government securities and simultaneously agrees to repurchase them at an agreed-upon price and date. The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. Reverse repurchase agreements create leverage, a speculative factor, but will not be considered borrowings for the purposes of limitations on borrowings. When a fund enters into a reverse repurchase agreement, it must segregate on its or its custodian’s books cash and/or liquid securities in an amount equal to the amount of the fund’s obligation (cost) to repurchase the securities, including accrued interest.
The following table presents the fund’s repurchase agreements net of amounts available for offset and net of the related collateral received as of December 31, 2023:
Counterparty	Assets Subject to a Netting Provision or Similar Arrangement	Liabilities Available for Offset	Collateral Received*	Net Amount
Fixed Income Clearing Corp.	$145,548,374	$—	$(145,548,374)	$—
Total	$145,548,374	$—	$(145,548,374)	$—

*
Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.

Please see Note 4, Derivatives and Other Financial Instruments, for further discussion of netting provisions and similar arrangements.
10.   Securities Lending
In order to earn additional income, the fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the fund engages in securities lending, the Portfolio will lend through its custodian, currently State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the fund. Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the fund and State Street and indemnify the fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities) at least equal at all times to the market value of the securities loaned. The fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The fund bears the risk of any loss on investment of cash collateral. The fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the fund. Income earned from securities lending

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2023
activities, if any, is reflected in the Statement of Operations. As of December 31, 2023, the fund had securities on loan with an aggregate market value of $33,580,813; the total market value of collateral held by the fund was $34,439,748. The market value of the collateral held included non-cash collateral, in the form of U.S. Treasury securities, with a value of $32,561,815 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $1,877,933.
11.   Capital Share Transactions
While there are no sales commissions (loads) or 12b-1 fees, MAF previously assessed entry and exit fees on capital invested or redeemed. Effective December 1, 2021, the entry and exit fees for MAF were eliminated entirely.
12.   Concentration of Risks
MAF may engage in transactions with counterparties, including but not limited to repurchase and reverse repurchase agreements, forward contracts, futures and options, and total return, credit default, interest rate, and currency swaps. The fund may be subject to various delays and risks of loss if the counterparty becomes insolvent or is otherwise unable to meet its obligations.
The fund engages multiple external money managers, each of which manages a portion of the fund’s assets. A multi-manager fund entails the risk, among others, that the advisor may not be able to (1) identify and retain money managers who achieve superior investment returns relative to similar investments; (2) combine money managers in the fund such that their investment styles are complementary; or (3) allocate cash among the money managers to enhance returns and reduce volatility or risk of loss relative to a fund with a single manager.
The fund invests in private investment funds that entail liquidity risk to the extent they are difficult to sell or convert to cash quickly at favorable prices.
The fund invests in fixed income securities issued by banks and other financial companies, the market values of which may change in response to interest rate fluctuations. Although the fund generally maintains a diversified portfolio, the ability of the issuers of the fund’s portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry, state, or region.
The fund invests in US Government securities. Because of the rising US Government debt burden, it is possible that the US Government may not be able to meet its financial obligations or that securities issued or backed by the US Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
The fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the US, a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.
The fund invests in small capitalization stocks. These investments may entail different risks than larger capitalizations stocks, including potentially lesser degrees of liquidity.
The fund may engage in short sales in which it sells a security it does not own. To complete such a transaction, the fund must borrow or otherwise obtain the security to make delivery to the buyer. The fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. The fund’s investment performance will suffer if a security that it has sold short appreciates in value.
13.   Indemnifications
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.
14.   Subsequent Events
Management has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of TIFF Investment Program and Shareholders of TIFF Multi-Asset Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TIFF Multi-Asset Fund (constituting TIFF Investment Program, referred to hereafter as the “Fund”) as of December 31, 2023, the related statements of operations and cash flows for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, private investment funds, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
February 23, 2024
We have served as the auditor of one or more investment companies in TIFF Investment Program since 2016.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2023
Additional Information (Unaudited)
Proxy Voting Policy and Voting Record
A description of the policies and procedures that TIP uses to determine how to vote proxies relating to portfolio securities is available on TAS’s website at http://www.tiff.org and without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month year ended June 30 is also available on the websites noted above and without charge, upon request, by calling 800-984-0084.
Quarterly Reporting
TIP files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. TIP’s Form N-PORT report is available on the website of the SEC at http://www.sec.gov.
Tax Information Notice
For federal income tax purposes, the following information is furnished with respect to the distributions of MAF, if any, paid during the taxable year ended December 31, 2023.
Qualified dividend income of $21,097,389 represents distributions paid from investment company taxable income for the year ended December 31, 2023, which may be subject to a maximum tax rate of 48.23%, for those members subject to federal income taxation on fund distributions, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2012. The distributions paid represent the maximum amount that may be considered qualified dividend income.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2023
Index Descriptions
65/35 Mix, calculated by TAS, consists of 65% MSCI All Country World Index and 35% Bloomberg Barclays US Aggregate Bond Index. Weights are rebalanced by TAS at each month-end; those from July 1, 2009, through December 31, 2015, reflected quarter-end rebalancing.
Alpha is the excess return of an investment relative to the return of a passive benchmark index. Alpha may be positive or negative and is the result of active investing.
Bloomberg Barclays US Aggregate Bond Index covers the US dollar-denominated, investment grade, fixed-rate, taxable bond market. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. This index is a component of the US Universal index in its entirety.
Consumer Price Index + 5% per annum is based on the Consumer Price Index-All Urban Consumers (CPI- U), a widely recognized measure of US inflation that represents changes in the prices paid by consumers for a representative basket of goods and services. CPI + 5% per annum was selected as the primary benchmark for TIFF Multi-Asset Fund because, in the opinion of TIP’s directors, it reflects the two-fold objectives of maintaining an endowment’s purchasing power (i.e., keeping pace with inflation) while complying with the 5% payout requirement to which most TIFF members are subject.
CSI 300 Index tracks 300 stocks traded in the Shanghai and Shenzhen stock exchanges.
Duration is a measure of the sensitivity of the price of a bond or other fixed income instrument to a change in interest rates. In general, the higher the duration, the more a bond’s price will drop as interest rates rise (and the greater the interest rate risk).
MSCI All Country World IndexSM is a free-float adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Unlike certain other broad-based indices, the number of stocks included in the MSCI All Country World Index is not fixed and may vary to enable the index to continue to reflect the primary home markets of the constituent countries. MSCI All Country World Index returns include reinvested dividends, gross of foreign withholding taxes through December 31, 2000 and net of foreign withholding tax thereafter.
MSCI China Index tracks large and mid-cap segments of the China equity universe across China H shares, B shares, P chips, and foreign listings and is comprised of 150 constituents.
MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of January 31, 2023, the Index consisted of the following 23 developed market countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.
Russell 1000 Index tracks the largest 1,000 US companies.
Russell 2000 Index (Russell 2000 Total Return Index) is a market capitalization weighted index that measures the performance of the small-cap segment of the US equity universe. The index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.
S&P 500 Index (S&P 500 Total Return Index) includes 500 companies in leading industries of the US economy, capturing 75% coverage of US equities. The S&P 500 Index is maintained by the S&P Index Committee, based on published guidelines governing additions to and removal from the index. Criteria for index additions include US companies, market capitalization in excess of $4 billion, public float, financial viability, adequate liquidity and reasonable price, sector representation, and company type. Criteria for index removals include violating or no longer meeting one or more criteria for index inclusion.

Governance
Trustees and Principal Officers (Unaudited)
The board of TIP comprises current or former senior officers of leading endowments and foundations. Among the responsibilities of the board are approving the selection of the investment advisor and money managers for TIP; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees; and electing TIP officers.
Each trustee serves the fund until his or her termination, or until the trustee’s retirement, resignation, or death, or otherwise as specified in TIP’s Agreement and Declaration of Trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is 170 N. Radnor Chester Road, Suite 300, Radnor, PA, 19087.
The Statement of Additional Information has additional information regarding the board. A copy is available upon request without charge by calling 800-984-0084. This information is also available on the website of the SEC at http://www.sec.gov.
Independent Trustees
William F. McCalpin*
Born 1957 Trustee from February 2008 to December 2023 Board Chair from 2008 to December 2023 1 fund overseen
Principal Occupation(s) During the Past Five Years:
Chief Executive Officer, muun chi LLC, an organic food business (2022 – present); independent consultant (2019 – present); Chair of the Board of Trustees of The Janus Henderson Funds (2008 – 2022); Trustee of The Janus Henderson Funds (2002 – present) (oversees 50 portfolios). Formerly, Chief Operating Officer, muun chi LLC (2020 – 2022); Managing Partner, Impact Investments, Athena
Capital Advisors, LLC, an independent, registered advisor (2016 – 2019); Managing Director, Holos Consulting LLC, a consultant to foundations and non-profit organizations (2009 – 2016); and Executive Vice President and Chief Operating Officer of the Rockefeller Brothers Fund (a private family foundation, 1998 – 2006).
Other Directorships: Formerly, Director of F.B. Heron Foundation (2006 – 2022); formerly, Director of Mutual Fund Directors Forum (2016 – 2021).

Mark L. Baumgartner**
Born 1969 Trustee since September 2016 1 fund overseen
Principal Occupation(s) During the Past Five Years:
Chief Investment Officer, The Dalio Family Office (2023 – present). Previously, Chief Investment Officer, Carnegie Corporation of New York, a private grant-making foundation (2020 – 2023). Chief Investment Officer, Institute fr Advanced Study, a private, independent academic institution (2014 – 2020).
Other Directorships: Trustee, YMCA Retirement Fund; Scientific Technologies Ltd.

Leena Bhutta
Born 1978 Trustee since November 2023 1 fund overseen	Principal Occupation(s) During the Past Five Years: Chief Investment Officer, The Doris Duke Foundation (2019 – present). Other Directorships: Jabberwock Ventures
Jennifer E. Deger
Born 1967 Trustee since January 2022 1 fund overseen
Principal Occupation(s) During the Past Five Years:
Director of Finance and Global Controller, Bill & Melinda Gates Foundation, a private grant-making foundation (2006 – present).
Other Directorships: Foundation Finance Officers Group.

Mai-Anh Fox
Born 1970 Trustee since September 2020 1 fund overseen
Principal Occupation(s) During the Past Five Years:
Chief Financial Officer, The Ford Foundation, an independent, non-profit grant-making organization (2010 – present).
Other Directorships: Proteus Fund, Inc.; Council on Foundations; Not-for-profit Advisory Committee, Financial Accounting Standards Board (FASB).

Governance
Trustees and Principal Officers (Unaudited)
Thomas Lenehan
Born 1970 Trustee since October 2023 1 fund overseen	Principal Occupation(s) During the Past Five Years: Chief Investment Officer, The Wallace Foundation (2021 – present), Deputy Chief Investment Officer, The Rockefeller University (2011 – 2020).
Principal Officers
Clarence Kane Brenan
Born 1968 CEO since July 2020
Principal Occupation(s) During the Past Five Years:
CEO, TIFF Advisory Services, LLC (July 2020 – present) ; President, TIFF Investment Program (July 2020 – March 2021). Partner, Global Head, and Co- CIO of the Global Portfolio Solutions (GPS) group, among other positions, Goldman Sachs (1998 – 2020).

Jay L. Willoughby
Born 1958 Chief Investment Officer since October 2015	Principal Occupation(s) During the Past Five Years: Chief Investment Officer, TIFF Advisory Services, LLC (2015 – present).
Katherine M. Billings
Born 1980 CFO and Treasurer since July 2017
Principal Occupation(s) During the Past Five Years:
Vice President and Treasurer, TIFF Advisory Services, LLC (2017 – present); Director, among other positions, PricewaterhouseCoopers, LLP (2002 – 2017).

Lisa L.B. Matson
Born 1970 Vice President since December 2020
Principal Occupation(s) During the Past Five Years:
General Counsel, Vice President and Secretary, TIFF Advisory Services, LLC (2020 – present) ; Vice President, TIFF Investment Program (December 2020 – present). General Counsel, Chief Legal Officer, and Senior Partner, Penn Capital Management Company, Inc. (2014 – 2020).

Christian A. Szautner
Born 1972 CCO since July 2008; Vice President, Secretary, and Chief Legal Officer since July 2017
Principal Occupation(s) During the Past Five Years:
Vice President, Chief Compliance Officer, Anti-Money Laundering Officer; Assistant Secretary (2017 – present); General Counsel – Regulatory (2017 – 2021), TIFF Advisory Services, LLC

Robert J. Zion*
Born 1961 President since March 2021; Assistant Treasurer since July 2017
Principal Occupation(s) During the Past Five Years:
Vice President and Chief Operating Officer, TIFF Advisory Services, LLC (March 2017 – present); President and Assistant Treasurer, TIFF Investment Program (March 2021 – present); Vice President, TIFF Investment Program (March 2017 – March 2021). Chief Operating Officer, among other positions, Hirtle Callaghan & Co. (1991 – 2017).

*
William F. McCalpin and Robert J. Zion retired effective December 31, 2023.

**
Mark L. Baumgartner was elected Board chair effective January 1, 2024.

TIFF Investment Program
MONEY MANAGERS AND ACQUIRED FUND (“AF”) MANAGERS
TIFF Multi-Asset Fund
Amundi Pioneer Asset Management US, Inc.
AQR Capital Management, LLC
Canyon Capital Advisors LLC (AF)*
Centerbook Partners, LP
Eversept Partners, LP (AF)
Farallon Capital Management, LLC (AF)**
Fundsmith, LLP
Green Court Capital Management Limited*
Greenhouse Funds LLLP
Helikon Investments Limited (AF)
Honeycomb Asset Management LP (AF)
Keel Capital AB
Kopernik Global Investors, LLC
Mission Value Partners, LLC*
Neo Ivy Capital Management, LLC (AF)*
NewGen Asset Management Limited
Northwest Investment Management (Hong Kong) Limited (AF)
QVT Financial LP (AF)**
Strategy Capital, LLC
TB Alternative Assets Ltd. (“Trustbridge”)*
TIFF Advisory Services, LLC
Voloridge Investment Management, LLC (AF)
ADVISOR
TIFF Advisory Services, LLC

170 N. Radnor Chester Road
Suite 300
Radnor, PA 19087
phone     610-684-8200
fax         610-684-8210
CUSTODIAN
ACCOUNTING AGENT
TRANSFER AGENT
DIVIDEND DISBURSING AGENT
FUND ADMINISTRATOR
State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts, 02114
FUND DISTRIBUTOR
Foreside Fund Services, LLC
3 Canal Plaza
Suite 100
Portland, ME 04101
FUND COUNSEL
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
2001 Market Street
Suite 1800
Philadelphia, PA 19103

*
Manager is no longer managing assets for the fund at December 31, 2023.

**
Represents a residual investment with an acquired fund manager that was previously fully redeemed.

Investors should consider the investment objectives, risks and charges and expenses of a fund carefully before investing. The prospectus contains this and other information about the funds. A prospectus may be obtained by contacting TIP at 800-984-0084 or by visiting https://www.tipfunds.org/files/prospectus_and_disclosures/Prospectus.pdf. Please read the prospectus carefully before investing. The SEC does not approve or disapprove of the securities mentioned in this report. Mutual fund investing involves risk. Principal loss is possible.

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Chief Executive Officer and Chief Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2023, there were no amendments or waivers granted from any provision of the Code of Ethics. A copy of the Registrant’s Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has several audit committee financial experts serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Jennifer Deger and Mai-Anh Fox, each of whom is “independent” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	AUDIT FEES: The aggregate fees billed for professional services rendered by the Registrant’s independent auditors, PricewaterhouseCoopers LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended December 31, 2023 and 2022 were $160,970 and $160,970.

(b)	AUDIT-RELATED FEES: Audit-Related Fees are for assurance and related services by the Registrant’s independent accountant that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but are not reported as audit fees. No such fees were billed by PricewaterhouseCoopers LLP to the Registrant for the fiscal years ended December 31, 2023 or 2022.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by PricewaterhouseCoopers LLP, for the fiscal year ended December 31, 2023 was $103,017. No such fees were billed by PricewaterhouseCoopers LLP to the Registrant for the fiscal year ended 2022.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant for the fiscal years ended December 31, 2023 or 2022.

(e)	(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee has delegated the authority to pre-approve the provision of audit and non-audit services to the chair of the audit committee; provided, however, that such pre-approval of audit or non-audit services is subject to ratification by the full audit committee at their next regularly scheduled audit committee meeting.

(2) Not applicable.

(f)	Not applicable.

(g)	In addition to amounts reported in (a) through (d) above, the aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant, and to the Registrant’s Investment Adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2023 and 2022 were $308,011 and $152,444.

(h)	The Registrant’s audit committee of the Board of Trustees has considered the provision of non-audit services rendered to or paid for by the Registrant’s Investment Adviser to be compatible with maintaining the principal accounting firm’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the reporting period, there were no material changes to the procedures by which members may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) (the “1940 Act”) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics as described in Item 2 is attached.

(a)(2) Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a – 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TIFF Investment Program

By (Signature and Title)	/s/ Clarence Kane Brenan
Clarence Kane Brenan, President and Chief Executive Officer

Date	February 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Clarence Kane Brenan
Clarence Kane Brenan, President and Chief Executive Officer

Date	February 23, 2024

By (Signature and Title)	/s/ Katherine M. Billings
Katherine M. Billings, Treasurer and Chief Financial Officer

Date	February 23, 2024